Exhibit 99.2

FIRST QUARTER 2003

Supplemental Operating and Financial Data

For the three months ended March 31, 2003.
All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of Equity Office.
Any offers to sell or solicitations to buy any securities of Equity Office shall be made by means of a prospectus.

Corporate Data

Equity Office

Equity Office Properties Trust (“Equity Office”) is the country’s largest publicly traded owner and manager of office properties based upon equity market capitalization and square footage. At March 31, 2003, Equity Office had a national office portfolio of 729 office buildings comprising 125.5 million square feet in 19 states and the District of Columbia. Equity Office had an ownership presence in 31 Metropolitan Statistical Areas (MSAs) and in 136 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.

Equity Office employs approximately 2,400 employees that provide fully integrated real estate operations, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country. Equity Office is dedicated to customer service. Our national infrastructure allows us the opportunity to operate more efficiently, providing high-quality work environments and services to our customers, on a cost-effective basis.

Senior Unsecured Debt Ratings
(as of 3/31/03)

Moody’s:	Baa1
Standard & Poors:	BBB+
Fitch:	BBB+

Office Portfolio Weighted Average Occupancy *
(as of 3/31/03)

Occupied	87.2%
Leased	88.8%

*     Includes consolidated and unconsolidated properties.

Office Portfolio Concentration
(as of 3/31/03)

		Based on Property Net
	Based on	Operating Income from
	Square Footage	Continuing Operations

CBD	41.3%	43.6%
Suburban	58.7%	56.4%

Quarterly Highlights

In January 2003, EOP Partnership issued $500 million of 5.875% unsecured notes due January 15, 2013. Including all offering expenses, the all-in effective rate of the unsecured notes is 5.98%. The notes are guaranteed by Equity Office. Total cash proceeds net of selling commissions and other expenses were approximately $494.9 million. The net proceeds were used to repay $300 million of unsecured notes that matured in February 2003. The remaining net proceeds were used to repay outstanding balances on the line of credit and for general business purposes, including working capital.

In March, the Board of Trustees approved an increase from $400 million to $600 million in the authorized amount of Equity Office’s common share repurchase program. Equity Office may repurchase its common shares of beneficial interest in the open market or in privately negotiated transactions over the next 12 months, at the discretion of Equity Office’s management and as market conditions warrant. During the three months ended March 31, 2003, Equity Office had repurchased a total of 6,216,500 common shares at an average price of $24.43 per share for a total of $151.9 million. From the inception of the program on August 5, 2002, through April 28, 2003 Equity Office had repurchased a total of 17,818,400 common shares at an average price of $24.99 per share for a total of $445.3 million.

During the first quarter, Equity Office sold six office properties consisting of approximately 437,473 square feet and one industrial property consisting of approximately 60,300 square feet for approximately $81.1 million. The properties sold were:

		Building	Square
Property	Location	Count	Feet

Office Properties:
ABAM Building	Seattle, WA	1	51,124
Washington Park	Seattle, WA	1	50,603
Federal Way Office Building	Seattle, WA	1	12,800
U.S. West Dex Center	Salt Lake City, UT	1	136,176
Commerce Park	Los Angeles, CA	1	94,367
Janss Court	Santa Monica CA	1	92,403
Industrial Properties:
Huntwood Business Park	Oakland-East Bay, CA	1	60,300

		7	497,773

		% of Property Net
Top 10 Markets	% of	Operating Income from
(as of 3/31/03)	Square Feet	Continuing Operations

Boston	10.4%	12.6%
San Francisco	8.7%	12.1%
San Jose	6.8%	11.3%
Seattle	7.9%	8.0%
New York	4.0%	7.2%
Chicago	8.9%	6.6%
Los Angeles	5.5%	5.7%
Washington D.C.	4.8%	5.6%
Atlanta	6.2%	4.4%
Orange County	5.0%	4.2%

	68.2%	77.7%

Board of Trustees		Executive Officers

Samuel Zell	John S. Moody	Richard D. Kincaid	Lawrence J. Krema
Chairman of the Board	Trustee	Chief Executive Officer and	Executive Vice President -
of Trustees		President	Human Resources and
Communications
Jerry M. Reinsdorf
Richard D. Kincaid	Trustee	Marsha C. Williams	Christopher P. Mundy
Trustee		Executive Vice President and	Executive Vice President -
		Chief Financial Officer	Strategic Planning and
	Sheli Z. Rosenberg		Operations
Thomas E. Dobrowski	Trustee
Trustee		Peter H. Adams	Stanley M. Stevens
		Executive Vice President -	Executive Vice President,
	Edwin N. Sidman	Strategic Planning and	Chief Legal Counsel and
John A. Foster	Trustee	Operations	Secretary
Trustee
		Jeffrey L. Johnson	Robert J. Winter
	Warren E. “Ned” Spieker, Jr.	Executive Vice President and	Executive Vice President -
William M. Goodyear	Trustee	Chief Investment Officer	Development and Portfolio
Trustee		(effective May 1, 2003)	Management
Jan H.W.R. van der Vlist
Trustee
James D. Harper, Jr.
Trustee	Craig G. Vought
Trustee

David K. McKown	William Wilson III
Trustee	Trustee

Research Coverage

Art Havener / David AuBuchon	David Loeb	Greg Whyte
A.G. Edwards & Sons, Inc.	Friedman, Billings, Ramsey & Co.	Morgan Stanley Dean Witter & Co., Inc.
314.955.3436 / 314.955.5452	703.469.1289	212.761.6331

Lee Schalop	David Kostin	James Sullivan
Banc of America Securities	The Goldman Sachs Group	Prudential Securities
212.847.5677	212.902.6781	212.778.2515

Ross Smotrich / Mike Marron	John Lutzius	Paul Puryear / William Crow
Bear, Stearns & Co.	Green Street Advisors	Raymond James & Associates, Inc.
212.272.8046 / 212.272.7424	949.640.8780	727.573.8607 / 727.573.8963

Ronald Rimer	Tony Paolone/Mike Mueller	Jay Leupp
BMO Nesbitt Burns, Inc.	J.P. Morgan Securities, Inc.	RBC Capital Markets
416.359.4238	212.622.6682 / 212.622.6689	415.633.8588

Larry Raiman	David Fick / Ken Weinberg	Jonathan Litt / Gary Boston
Credit Suisse First Boston Corporation	Legg Mason Wood Walker, Inc.	Salomon Smith Barney, Inc.
212.538.2380	410.454.5018 / 410.454.5175	212.816.0231 / 212.816.1383

Lou Taylor	David Shulman / David Harris	Keith Mills
Deutsche Banc Alex. Brown	Lehman Brothers, Inc.	UBS Warburg
212.469.4912	212.526.3413 / 212.526.1790	212.713.3098

Kevin Lampo	Steve Sakwa / Brian Legg
Edward D. Jones & Company	Merrill Lynch & Company, Inc.
314.515.5253	212.449.0334 / 212.449.1153

Company Information

Corporate Headquarters	Trading Symbol	Information Requests
Two North Riverside Plaza	EOP	To request a standard Investor Relations package,
Suite 2100		Annual Report, or to be added to our email list,
Chicago, IL 60606	Investor Relations	please contact:
312.466.3300	Equity Office Properties Trust
	Two North Riverside Plaza, Suite 2100	Tina Royse at 312.466.3924 tina_royse@equityoffice.com
Corporation Information	Chicago, IL 60606
Equity Office is the country’s largest	Telephone: 312.466.3300
public owner and manager of office	Fax: 312.930.4486	Toll free within Canada and the United States:
properties (based on equity market		800.692.5304
capitalization and square footage).	Contact
Equity Office’s initial public offering	Diane M. Morefield
date was July 7, 1997.	Senior Vice President -
Investor Relations
Stock Exchange Listing	Telephone: 312.466.3286
New York Stock Exchange	diane_morefield@equityoffice.com

PLEASE VISIT OUR CORPORATE WEB SITE AT:
www.equityoffice.com

Financial Highlights

Financial Highlights
Key Financial Data
March 31, 2003

	As of or for the three months ended

	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

	(Dollars in thousands, except per share data)
Shares and Units:
Common Shares Outstanding	406,243,857	411,200,998	418,670,035	419,035,954	416,545,021
Units Outstanding	49,916,390	50,206,731	50,496,088	51,173,304	56,041,340

Combined Shares and Units	456,160,247	461,407,729	469,166,123	470,209,258	472,586,361

Weighted Average — Basic	458,337,480	460,188,277	468,263,813	470,109,997	470,206,844
Weighted Average — Diluted	459,301,852	461,366,371	469,764,728	472,610,590	472,713,024

Share Price & Dividends
At the end of the period	$25.45	$24.98	$25.82	$30.10	$29.99
High during period	$26.24	$26.10	$29.58	$31.36	$30.49
Low during period	$23.31	$23.21	$23.85	$28.38	$27.81
Dividends declared on Common Shares	$0.50	$0.50	$0.50	$0.50	$0.50

Market Value of Common Equity
Combined Shares and Units	456,160,247	461,407,729	469,166,123	470,209,258	472,586,361
Share Price at the end of the period	$25.45	$24.98	$25.82	$30.10	$29.99

Market Value of Common Equity	$11,609,278	$11,525,965	$12,113,869	$14,153,299	$14,172,865

Selected Balance Sheet Data
Book Value of Real Estate Assets (before accum depr)	$25,143,333	$25,163,516	$24,927,607	$24,922,697	$24,859,472
Total Assets	25,138,248	25,246,783	25,706,955	25,681,850	25,816,651
Total Liabilities	12,838,923	12,728,959	12,946,479	12,862,358	12,884,789
Total Minority Interests	1,414,979	1,432,352	1,440,406	1,461,989	1,590,109
Total Shareholders’ Equity	10,884,346	11,085,472	11,320,070	11,357,503	11,341,753

Selected Operating Data (excluding discontinued operations)
Total Revenues	$829,255	$881,776	$872,724	$870,078	$870,264
Net — Straight Line revenue/expense adjustment	12,555	13,718	18,818	18,565	19,456
Lease Termination Fees	13,555	44,356	30,403	12,212 (a)	17,812 (b)
Capitalized Interest	3,598	4,980	6,082	5,047	5,338
Scheduled Principal Payments for consolidated debt	10,427	10,392	10,663	10,417	10,372
General and Administrative Expense (c)	13,502	16,367	13,615	21,232	14,576
G & A as a percentage of total revenues	1.6%	1.9%	1.6%	2.4%	1.7%

Earnings Per Share
Net income available for Common Shares — basic	$0.35	$0.42	$0.40	$0.40	$0.48
Net income available for Common Shares — diluted	$0.35	$0.42	$0.40	$0.40	$0.48
FFO Per Share
Funds From Operations — diluted (d)	$0.73	$0.79	$0.77	$0.78	$0.87

Portfolio Statistics Including Unconsolidated Joint Ventures:
Office Buildings Owned	729	734	744	766	767
Total Office Square Footage	125,548,024	125,725,399	126,797,757	127,520,272	127,476,613
Office Occupancy at End of Quarter	87.2%	88.6%	89.2%	90.0%	90.7%
Industrial Properties	76	77	79	79	79
Total Industrial Square Footage	5,907,459	5,967,759	6,044,831	6,044,831	6,044,831
Industrial Occupancy at End of Quarter	86.6%	89.3%	88.1%	91.3%	92.3%
Parking Facilities	1	1	1	1	1
Number of Spaces	3,301	3,301	3,301	3,301	3,301
Residential Properties	1	2	2	2	2
Number of Units	106	138	138	138	138
Hotel Properties	2	2	2	2	2
Number of Rooms	402	402	402	402	402

(a)	There was also a $5.6 million lease termination fee included in Income from “Investments in Unconsolidated Joint Ventures.”

(b)	There was also a $40 million lease termination fee included in Income from “Investments in Unconsolidated Joint Ventures” related to the Foundry Square I project.

(c)	Beginning in 2003, we reclassified regional operating expenses and other costs directly associated with property operations from general and administrative expenses to property operating expenses. The regional offices exist to provide oversight for the management and leasing of the Properties. Accordingly, these expenses have been classified as property operating expenses and all prior periods have been reclassified to provide for comparability. This reclassification will not change the prior period results or shareholders’ equity.

Reconciliation:
General and administrative expense	$13,502	$16,367	$13,615	$21,232	$14,576
Property operating reclassification	18,653	19,034	17,335	16,931	18,378

Previously disclosed general and administrative expense	$32,155	$35,401	$30,950	$38,163	$32,954

(d)	Refer to page 17 for the reconciliation of FFO per Share to Earnings per Share.

Financial Highlights
Consolidated Statements of Operations
March 31, 2003

	Equity Office Properties Trust
	For the three months ended
	March 31,

	2003	2002

	(Dollars in thousands,
	except per share amounts)

Revenues:
Rental	$658,607	$683,935
Tenant reimbursements	106,991	121,911
Parking	27,175	29,114
Other	20,141	24,385
Fee income	4,936	4,078
Interest / dividends	3,262	6,841
Realized gain on sale of marketable securities	8,143	—

Total revenues	829,255	870,264

Expenses:
Interest:
Expense incurred	205,323	204,487
Amortization of deferred financing costs and prepayment expenses	1,692	1,301
Depreciation	159,750	155,700
Amortization	14,536	11,871
Real estate taxes	92,666	96,630
Insurance	6,667	7,803
Repairs and maintenance	80,835	81,541
Property operating	100,095	100,851
Ground rent	4,596	5,511
General and administrative	13,502	14,576

Total expenses	679,662	680,271

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	149,593	189,993
Income taxes	(996)	(7,006)
Minority Interests:
EOP Partnership	(17,314)	(27,283)
Partially owned properties	(2,516)	(1,406)
Income from investments in unconsolidated joint ventures	20,764	57,628

Income from continuing operations	149,531	211,926
Discontinued operations (including net gain/(loss) on disposal of $7,277 and $(3,009), respectively)	7,647	5,255

Net income	157,178	217,181
Preferred distributions	(15,461)	(15,830)

Net income available for Common Shares	$141,717	$201,351

Earnings per share — basic
Income from continuing operations	$0.36	$0.51

Net income available for Common Shares	$0.35	$0.48

Weighted average Common Shares outstanding	408,283,546	413,924,658

Earnings per share — diluted
Income from continuing operations	$0.36	$0.51

Net income available for Common Shares	$0.35	$0.48

Weighted average Common Shares and common share equivalents outstanding	459,301,852	472,713,024

Distributions declared per Common Share outstanding	$0.50	$0.50

Financial Highlights
Statements of Operations — Discontinued Operations
March 31, 2003

     In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, effective for financial statements issued for fiscal years beginning after December 15, 2001, the net income and gain/(loss) on sales of real estate for properties sold subsequent to December 31, 2001 are reflected in the consolidated statements of operations as Discontinued Operations for all periods presented.

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties and parking facilities that were sold are included in the “Corporate and Other” segment.

	For the three months ended March 31,

	2003	2002

Property revenues	$1,683	$17,098
Interest income	3	2

Total revenues	1,686	17,100

Interest expense	236	334
Depreciation and amortization	233	2,864
Property operating expenses	829	5,579
Ground rent	18	59

Total expenses	1,316	8,836

Income before net gain/(loss) on sales of real estate	370	8,264
Net gain/(loss) on sales of real estate	7,277	(3,009)

Net income	$7,647	$5,255

Property net operating income	$854	$11,519

Financial Highlights
Segment Information
March 31, 2003

     Equity Office’s primary business is the ownership and operation of Office Properties. Management operates each Office Property as an individual operating segment and has aggregated these operating segments into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. Equity Office’s long-term tenants are in a variety of businesses, and no single tenant is significant to Equity Office’s business. The property operating revenues generated at the “Corporate and Other” segment consists primarily of revenues earned by the Industrial Properties and the stand-alone parking facilities. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and a realized gain on sale of marketable securities.

	For the three months ended
	March 31, 2003

	Office Properties	Corporate and Other	Consolidated

	(Dollars in thousands)
Property operating revenues	$800,681	$12,233	$812,914
Property operating expenses	(277,625)	(2,638)	(280,263)

Property net operating income from continuing operations	523,056	9,595	532,651

Adjustments to arrive at net income
Other revenues	505	15,836	16,341
Interest expense (1)	(43,630)	(161,693)	(205,323)
Depreciation and amortization	(168,732)	(7,246)	(175,978)
Ground rent	(4,596)	—	(4,596)
General and administrative	—	(13,502)	(13,502)

Total adjustments to arrive at net income	(216,453)	(166,605)	(383,058)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	306,603	(157,010)	149,593
Income taxes	(177)	(819)	(996)
Minority interests	(2,506)	(17,324)	(19,830)
Income from investments in unconsolidated joint ventures	20,999	(235)	20,764

Income from continuing operations	324,919	(175,388)	149,531
Discontinued operations (including net gain on disposal of $7,277)	7,762	(115)	7,647

Net income	$332,681	($175,503)	$157,178

Property net operating income from continuing operations	$523,056	$9,595	$532,651
Property net operating income from discontinued operations	782	72	854

Total property net operating income from continuing and discontinued operations	$523,838	$9,667	$533,505

Property operating margin from continuing operations and discontinued operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			65.5%

Property operating margin from continuing operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			65.5%

Capital and tenant improvements	$55,440	$2,338	$57,778

Investments in unconsolidated joint ventures	$1,090,001	$10,408	$1,100,409

Total assets	$24,283,921	$854,327	$25,138,248

	For the three months ended March 31, 2002

	Office Properties	Corporate and Other	Consolidated

	(Dollars in thousands)
Property operating revenues	$845,024	$14,321	$859,345
Property operating expenses	(283,894)	(2,931)	(286,825)

Property net operating income from continuing operations	561,130	11,390	572,520

Adjustments to arrive at net income
Other revenues	519	10,400	10,919
Interest expense (1)	(44,882)	(159,605)	(204,487)
Depreciation and amortization	(162,356)	(6,516)	(168,872)
Ground rent	(5,511)	—	(5,511)
General and administrative	—	(14,576)	(14,576)

Total adjustments to arrive at net income	(212,230)	(170,297)	(382,527)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	348,900	(158,907)	189,993
Income taxes	(48)	(6,958)	(7,006)
Minority interests	(1,386)	(27,303)	(28,689)
Income from investments in unconsolidated joint ventures	58,672	(1,044)	57,628

Income from continuing operations	406,138	(194,212)	211,926
Discontinued operations (including net loss on disposal of $(3,009))	4,990	265	5,255

Net income	$411,128	($193,947)	$217,181

Property net operating income from continuing operations	$561,130	$11,390	$572,520
Property net operating income from discontinued operations	11,184	335	11,519

Total property net operating income from continuing and discontinued operations	$572,314	$11,725	$584,039

Property operating margin from continuing and discontinued operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			66.6%

Property operating margin from continuing operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			66.6%

Capital and tenant improvements	$56,965	$1,250	$58,215

(1)	Interest expense for the Office Properties does not include allocation of interest expense on the unsecured notes or the line of credit.

Financial Highlights
Earnings Per Share Calculation
March 31, 2003

	For the three months ended March 31,

	2003	2002

	(Dollars in thousands
	except per share data)
Numerator:

Income from continuing operations	$149,531	$211,926
Discontinued operations (including net gain/(loss) on disposal of $7,277 and $(3,009), respectively)	7,647	5,255
Preferred distributions	(15,461)	(15,830)

Numerator for basic earnings per share — net income available for Common Shares	141,717	201,351
Net income allocated to minority interests in EOP Partnership	17,314	27,283

Numerator for diluted earnings per share- net income available for Common Shares and common share equivalents	$159,031	$228,634

Denominator:
Denominator for net income available per weighted average Common Share outstanding — basic	408,283,546	413,924,658

Effect of dilutive securities:
Redemption of Units for Common Shares	50,053,934	56,282,186
Share options, put options and restricted shares	964,372	2,506,180

Common share equivalents	51,018,306	58,788,366

Denominator for net income available per weighted average Common Share and common share equivalent outstanding — diluted	459,301,852	472,713,024

Earnings per share — basic
Income from continuing operations, net of minority interests	$0.36	$0.51
Discontinued operations, net of minority interests	0.02	0.01
Preferred distributions, net of minority interests	(0.03)	(0.03)

Net income available for Common Shares	$0.35	$0.48

Earnings per share — diluted
Income from continuing operations	$0.36	$0.51
Discontinued operations	0.02	0.01
Preferred distributions	(0.03)	(0.03)

Net income available for Common Shares	$0.35	$0.48

Earnings per share may not total the sum of the per share components in the reconciliatioin due to rounding.

Financial Highlights
Consolidated Balance Sheets
March 31, 2003

	Equity Office Properties Trust

	March 31, 2003	December 31, 2002

	(Dollars in thousands,
	except per share amounts)

Assets:
Investment in real estate	$24,588,791	$24,625,927
Developments in process	301,984	284,737
Land available for development	252,558	252,852
Accumulated depreciation	(2,230,179)	(2,077,613)

Investment in real estate, net of accumulated depreciation	22,913,154	23,085,903
Cash and cash equivalents	63,323	58,471
Tenant and other receivables (net of allowance for doubtful accounts of $11,134 and $11,695, respectively)	79,751	77,597
Deferred rent receivable	342,590	331,932
Escrow deposits and restricted cash	62,073	29,185
Investments in unconsolidated joint ventures	1,100,409	1,087,815
Deferred financing costs (net of accumulated amortization of $47,015 and $48,801, respectively)	66,913	67,151
Deferred leasing costs (net of accumulated amortization of $128,066 and $115,710, respectively)	256,376	235,002
Prepaid expenses and other assets (net of discounts of $66,468 and $66,557, respectively)	253,659	273,727

Total Assets	$25,138,248	$25,246,783

Liabilities, Minority Interests and Shareholders’ Equity:
Mortgage debt (including a net discount of $(13,020) and $(12,584), respectively)	$2,480,737	$2,507,890
Unsecured notes (including a net premium of $32,517 and $41,151, respectively)	9,249,017	9,057,651
Line of credit	—	205,700
Accounts payable and accrued expenses	470,595	560,101
Distribution payable	233,111	5,654
Other liabilities	405,463	391,963

Total Liabilities	12,838,923	12,728,959

Commitments and contingencies	—	—
Minority Interests:
EOP Partnership	1,229,750	1,246,543
Partially owned properties	185,229	185,809

Total Minority Interests	1,414,979	1,432,352

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500	299,500
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 4,562,900 issued and outstanding	114,073	114,073
7.875% Series E Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 6,000,000 issued and outstanding	150,000	150,000
8.0% Series F Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 4,000,000 issued and outstanding	100,000	100,000
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 406,243,857 and 411,200,998 issued and outstanding, respectively	4,062	4,112
Additional paid in capital	10,550,795	10,691,610
Deferred compensation	(12,928)	(15,472)
Dividends in excess of accumulated earnings	(514,041)	(452,636)
Accumulated other comprehensive (loss)	(19,615)	(18,215)

Total Shareholders’ Equity	10,884,346	11,085,472

Total Liabilities, Minority Interests and Shareholders’ Equity	$25,138,248	$25,246,783

Financial Highlights
Core Portfolio Segment Results
March 31, 2003

     Primarily as a result of the acquisition and disposition of certain properties, the financial data presented in the Consolidated Statements of Operations show changes in revenues and expenses from period-to-period. Therefore, we do not believe our period-to-period financial data are necessarily comparable. The following analysis shows changes attributable to the Properties that were held during the entire period being compared (the “Core Portfolio”).

	For the three months ended March 31,		Change

	2003	2002	$	%

	(Dollars in thousands)
Property Operating Revenues (excluding straight-line rent adjustment)	$791,939	$838,731	($46,792)	(5.6%)
Straight-line rent adjustment	12,990	20,147	(7,157)	(35.5%)

Property Operating Revenues	804,929	858,878	(53,949)	(6.3%)

Real estate taxes	91,338	96,168	(4,830)	(5.0%)
Insurance, repairs and maintenance and property operating expenses	184,702	189,756	(5,054)	(2.7%)

Property Operating Expenses	276,040	285,924	(9,884)	(3.5%)

Property Operating Revenues less Property Operating Expenses	$528,889	$572,954	($44,065)	(7.7%)

Property Operating Margin (Property Operating Revenues less Property
Operating Expenses as a percentage of Property Operating Revenues)	65.7%	66.7%		(1.0%)

Property Operating Revenues less Property Operating Expenses	$528,889	$572,954	($44,065)	(7.7%)
Straight-line rent adjustment	(12,990)	(20,147)	7,157	(35.5%)

Property Operating Revenues less Property Operating Expenses (excluding straight line rents)	$515,899	$552,807	($36,908)	(6.7%)

Lease Termination Fees (included in Property Operating Revenues)	$13,555	$17,812	($4,257)	(23.9%)

Property Operating Margin (Property Operating Revenues less Property
Operating Expenses as a percentage of Property Operating Revenues) excluding lease termination fees	65.1%	66.0%		(0.9%)

Occupancy Percentage at end (3/31/03) / start (1/1/02) of period
Consolidated Office Properties	86.8%	91.4%		(4.6%)
Consolidated Industrial Properties	86.6%	92.6%		(6.0%)

Total Consolidated Properties	86.8%	91.5%		(4.7%)

Square Footage
Consolidated Office Properties	112,433,915
Consolidated Industrial Properties	5,907,459

Total Consolidated Properties	118,341,374

Number of Properties
Consolidated Office Properties	699
Consolidated Industrial Properties	76

Total Consolidated Properties	775

Financial Highlights
Joint Venture Information
March 31, 2003

Investments in Unconsolidated Joint Ventures

				Equity Office's
				Effective	Equity Office's
		Percent		Ownership	Effective
Joint Venture Name	Property	Occupied	Square Feet	Percent (a)	Square Feet

Office Properties
One Post Office Square Associates	One Post Office Square	88.0%	765,296	50%	382,648
BeaMetFed, Inc.	75-101 Federal Street	91.4%	813,195	51.61%	419,707
Rowes Wharf Associates	Rowes Wharf	89.3%	344,645	44%	151,644
10 & 30 South Wacker, L.L.C	10 & 30 South Wacker	88.5%	2,003,288	75%	1,502,466
Monument Center, L.L.C	Bank One Center	92.7%	1,057,877	25%	264,469
Pasadena Towers, L.L.C	Pasadena Towers	96.2%	439,366	25%	109,842
Promenade II, L.L.C	Promenade II	95.8%	774,344	50%	387,172
SunTrust Center, L.L.C	SunTrust Center	91.8%	640,741	25%	160,185
Preston Commons Limited Partnership	Preston Commons	92.3%	418,604	50%	209,302
Sterling Plaza Limited Partnership	Sterling Plaza	91.6%	302,747	50%	151,374
Columbia Center, L.L.C	Bank of America Tower	75.1%	1,537,932	50.1%	770,504
One Post	One Post Street	91.1%	391,450	50%	195,725
Three Bellevue, L.L.C	Key Center	99.6%	472,929	80%	378,343
1301 Investor, L.P.	1301 Avenue of the Americas	99.9%	1,765,694	84.47%	1,491,482
WEO — Concar, L.L.C	Concar	93.6%	231,963	79.96%	185,478
Foundry Square Assoc IV L.L.C	Foundry Square IV	75.6%	225,490	40%	90,196

Total Square Feet:			12,185,561		6,850,537

Other Joint Ventures
Wright Runstad Associates L.P.	N/A	N/A	N/A	30.0%	N/A
Regus Equity Business Centers, L.L.C	N/A	N/A	N/A	50.0%	N/A
HQ Global Workplaces	N/A	N/A	N/A	50.0%	N/A
Lehndorff Four Oaks Place Associates	Four Oaks Place (b)	85.0%	1,753,281	2.55%	44,709

(a)	Equity Office’s effective ownership percent for these Properties represents Equity Office’s economic interest in the property. Equity Office’s legal ownership percent may differ.
(b)	Building not included in Equity Office portfolio.

Financial Highlights
Net Effective Square Footage for Office Properties
March 31, 2003

	Equity Office’s Effective	Square	Effective
	Ownership Percentage (a)	Feet	Square Feet

Equity Office’s Ownership	100%	107,953,383	107,953,383

Equity Office’s Consolidated Joint Ventures
222 Berkeley Street	91.5%	519,608	475,441
500 Boylston Street	91.5%	706,864	646,781
Wells Fargo Center	75%	1,117,439	838,079
Washington Mutual Tower	75%	1,207,823	905,867
Plaza at LaJolla Village	66.7%	635,419	423,634
Park Avenue Tower	94%	568,060	533,976
850 Third Avenue	94%	568,867	534,735
2951 28th Street	98%	85,000	83,300

Subtotal		5,409,080	4,441,813

Equity Office’s Unconsolidated Joint Ventures
One Post Office Square	50%	765,296	382,648
75-101 Federal Street	51.61%	813,195	419,707
Rowes Wharf	44%	344,645	151,644
10 & 30 South Wacker	75%	2,003,288	1,502,466
Bank One Center	25%	1,057,877	264,469
Pasadena Towers	25%	439,366	109,842
Promenade II	50%	774,344	387,172
SunTrust Center	25%	640,741	160,185
Preston Commons	50%	418,604	209,302
Sterling Plaza	50%	302,747	151,374
Bank of America Tower	50.1%	1,537,932	770,504
One Post	50%	391,450	195,725
Key Center	80%	472,929	378,343
1301 Avenue of the Americas	84.47%	1,765,694	1,491,482
Concar	79.96%	231,963	185,478
Foundry Square IV	40%	225,490	90,196

Subtotal		12,185,561	6,850,537

Total Net Effective Square Footage		125,548,024	119,245,733

(a) Equity Office’s effective ownership percent for these Properties represents Equity Office’s economic interest in the property. Equity Office’s legal ownership percent may differ.

Financial Highlights
Developments
March 31, 2003

					Equity Office

	Estimated							Total
	Placed in					Costs	Total	Project	Current
	Service Date		Number of	Square	Ownership	Incurred To	Estimated	Estimated	Percentage
(Dollars in thousands)	(a)	Location	Buildings	Feet	Percentage (a)	Date (a)	Costs (a)	Costs (a)	Leased

Wholly-Owned
Kruse Woods V	3Q/2003	Lake Oswego, OR	1	184,000	100%	$14,879	$33,900	$33,900	6%
Douglas Corporate Center II	3Q/2003	Roseville, CA	1	108,000	100%	8,520	16,800	16,800	9%

			2	292,000		23,399	50,700	50,700	7%

Joint Ventures
Ferry Building (b)	3Q/2002	San Francisco, CA	1	242,000	(b )	64,230	87,000	110,500	62%
Foundry Square II (c)	3Q/2002	San Francisco, CA	1	502,200	87.5%	128,208	176,400	184,400	55%
Water’s Edge Phase I (d)	3Q/2002	Los Angeles, CA	2	240,000	87.5%	54,716	74,300	76,500	0%

			4	984,200		247,154	337,700	371,400	43%

Grand Total/Weighted Average			6	1,276,200		$270,553	$388,400	$422,100	35%

Balance Sheet Reconciliation of Developments:
Consolidated developments — costs incurred as reflected above:
Wholly-owned	$23,399
Joint venture	247,154
Minority interests portion of consolidated developments	31,431

Total developments in process on the consolidated balance sheet	$301,984

(a)  The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

For Joint Ventures, Equity Office’s Costs Incurred To Date and the Total Estimated Costs represent Equity Office’s required capital based on Equity Office’s Ownership Percentage plus 100% of any financing or preferred equity provided by Equity Office as described in each of the footnotes below.

The Total Project Estimated Costs represent 100% of the development’s estimated costs including Equity Office’s and any unaffiliated parties’ portions.

The Total Estimated Costs and the Total Project Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

(b)  A joint venture between Equity Office and other unaffiliated parties leased the Ferry Building from the City and County of San Francisco, through its Port Commission (the “Port”). Under this lease, the Port is paid a stated base rent. In addition, once the lessee has received from the project a cumulative preferred return of 8% (prior to stabilization) and 11% (after stabilization), then 50% of the proceeds from the operation and ownership of the project are paid to the Port as percentage rent.

The joint venture is redeveloping the Ferry Building in a manner to permit the use of federal rehabilitation tax credits (“Historic Tax Credits”). Since the original members of the joint venture could not take full advantage of the Historic Tax Credits, the joint venture admitted a new member who could do so. This investor member will contribute approximately $23.5 million in equity to fund a portion of the Total Project Estimated Costs for the project, and will be entitled to a preferred return with an effective annual rate of approximately 3% on its capital investment. The investor member’s interest in the joint venture is subject to put/call rights during the sixth and seventh years after the Ferry Building is placed in service. Upon the purchase of the investor member’s interest pursuant to the put/call, it is estimated that the joint venture will retain approximately $11 million of the capital contributed by the investor member, based on a formula to determine the purchase price for the investor member’s interest and after taking into account the preferred return that will have been paid to the investor member by such time.

(c)  Equity Office’s joint venture partner funded $8 million of capital. Equity Office will fund the balance of the capital required for the project. Equity Office will also provide financing for up to 70% of the Total Project Estimated Costs at an interest rate at the greater of 6.5% or LIBOR plus 3.25%, generally maturing 36 months after initial funding or earlier at the option of Equity Office in the event that alternative financing sources are available on terms reasonably acceptable to the joint venture partner. At March 31, 2003, Equity Office had committed to finance approximately $117 million, of which approximately $87 million was outstanding.

(d)  In June 2001, Equity Office and a third party entered into a joint venture agreement for the purpose of developing, constructing, leasing and managing Water’s Edge Phase I with Total Project Estimated Costs of approximately $77 million and acquired a vacant land parcel for approximately $14 million for a total project outlay of $91 million. At closing, the joint venture partner contributed approximately $4 million for Water’s Edge Phase I and the Water’s Edge vacant land. Equity Office has committed to fund the balance of the equity up to $91 million including preferred equity, on which it will receive a preferred return of 16% for $13 million and LIBOR plus 2.5% for $45 million.

In addition to the developments described above, Equity Office owns or has under option various land parcels available for development. These sites represent possible future development of up to approximately 12 million square feet of office space. The development of these sites will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain. These various sites include, among others : Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe, San Diego, CA; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Waters Edge, Los Angeles, CA; Skyport Plaza, San Jose, CA; Foundry Square, San Francisco, CA; San Rafael Corporate Center, San Rafael, CA; Station Oaks, Walnut Creek, CA; Parkshore Plaza, Folsom, CA; City Center Bellevue; Bellevue, WA; and 8th Street, Bellevue, WA.

Financial Highlights
Debt Summary
March 31, 2003

Property		Coupon/ Stated Rate	All in/ Effective Rate (a)	Principal Balance	Maturity Date		Due at Maturity	Years to Maturity

		(Dollars in thousands)
Secured Mortgage Debt
Industrial Drive Warehouse		7.60%	7.60%	$2,041	09/01/03		$1,989
Fremont Bayside		7.60%	7.60%	5,501	09/01/03		5,413
Canterbury Green		7.75%	7.75%	19,250	12/01/03		19,250
Three Stamford Plaza		7.75%	7.75%	16,750	12/01/03		16,750
Four Stamford Plaza		7.75%	7.75%	16,000	12/01/03		16,000
Texaco Center		6.94%	6.94%	42,500	01/01/04		42,500
LL&E Tower		6.94%	6.94%	37,500	01/01/04		37,500
BP Tower		7.34%	7.34%	84,831	03/01/04		83,904
110 Atrium Place		7.68%	7.84%	20,098	03/01/04		19,821
John Marshall		8.63%	8.63%	17,513	06/01/04		16,744
Worldwide Plaza		7.92%	7.92%	184,696	07/10/04		173,252
Sixty State Street		9.50%	8.12%	74,205	01/01/05		72,267
Island Corporate Center		6.75%	8.03%	12,689	04/01/05		12,275
1740 Technology Drive		8.00%	6.80%	17,557	04/01/05		15,684
San Mateo Baycenter II		9.45%	6.80%	9,991	04/01/05		9,449
One Market		8.40%	8.40%	138,597	10/01/05		132,858
One Market		6.90%	6.90%	39,293	10/01/05		38,069
Central Park		7.50%	7.50%	56,290	11/01/05		54,697
Washington Mutual Tower		7.53%	7.77%	79,100	11/30/05		79,100
Walnut Hill		7.15%	7.15%	13,810	12/10/05		13,203
Norwest Center		8.74%	7.97%	110,000	12/31/05		110,000
Perimeter Center		7.08%	7.08%	199,315	03/31/06		184,744
580 California		6.88%	6.88%	28,080	04/01/06		25,468
580 California		6.90%	6.90%	29,470	04/01/06		28,349
Bayhill Office Center		8.35%	7.94%	50,548	12/01/06		45,751
Bayhill Office Center		6.90%	6.90%	39,293	12/01/06		37,422
Reston Town Center		7.97%	7.97%	86,494	01/01/07		81,194
Reston Town Center		6.90%	6.90%	29,470	01/01/07		28,030
E.J. Randolph		8.19%	8.19%	14,067	01/01/07		12,935
Northridge I		8.19%	8.19%	12,754	01/01/07		11,728
Westbrook Corporate Center		8.00%	8.00%	97,128	05/01/07		87,844
Wilshire Palisades		6.45%	6.45%	39,740	07/01/08		36,854
Corporate 500 Centre		6.66%	7.98%	82,957	11/01/08		80,006
Bayside Plaza		7.26%	7.62%	14,766	08/15/09		12,435
Centerside II		7.26%	7.72%	22,948	08/15/09		19,325
700 North Brand		7.26%	7.88%	25,487	08/15/09		21,464
Golden Bear Center		7.26%	7.72%	19,374	08/15/09		16,316
Bixby Ranch		7.26%	7.62%	26,992	08/15/09		22,731
One Memorial		7.26%	7.88%	59,721	08/15/09		50,293
Peninsula Office Park		7.23%	7.78%	83,476	11/01/09		70,026
Embarcadero Place		7.23%	7.78%	36,135	11/01/09		30,313
201 California Street		7.23%	7.96%	42,054	11/01/09		35,363
Tower 56		7.23%	7.87%	23,703	11/01/09		19,884
125 Summer Street		7.23%	8.12%	74,682	11/01/09		62,649
Park Avenue Tower / 850 Third Avenue		8.47%	8.51%	185,858	06/30/10		180,000
The Plaza at La Jolla Village		6.87%	7.50%	78,264	01/10/11		69,608
San Felipe Plaza		5.81%	5.81%	49,398	12/01/12		41,212
Santa Monica Business Park		9.88%	7.36%	7,371	12/10/13		—

Secured — Fixed		7.62%	7.70%	2,457,757			2,282,669	4.0

Secured — Variable
Worldwide Plaza	LIBOR + 55 bps	1.88%	1.88%	36,000	07/10/04		36,000

Secured — Variable		1.88%	1.88%	36,000			36,000	1.3

Total Secured Debt		7.54%	7.61%	2,493,757	2,318,669		2,318,669	4.0

Unsecured Debt
$1B Revolving Credit Facility	LIBOR + 60 bp plus facility fee of 20 bp on $1.0 billion	0.00%	0.00%	—	05/12/03	(1)	—

Line of Credit — Variable		0.00%	0.00%	—			—	0.1

(1)  Equity Office is currently in negotiations with several financial institutions for a new line of credit and expects that it will be available prior to the maturity of the existing line of credit on similar terms and conditions as the existing line of credit.

Financial Highlights
Debt Summary
March 31, 2003

Property		Coupon/ Stated Rate	All in/ Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

			(Dollars in thousands)
Fixed Interest Rate Notes Payable:
3 Year Unsecured Notes		7.38%	7.55%	400,000	11/15/03	400,000
5 Year Unsecured Notes		6.50%	4.59%	300,000	01/15/04	300,000
9 Year Unsecured Notes		6.90%	6.27%	100,000	01/15/04	100,000
5 Year Unsecured Notes		6.80%	6.10%	200,000	05/01/04	200,000
6 Year Unsecured Notes		6.50%	5.31%	250,000	06/15/04	250,000
7 Year Unsecured Notes		7.24%	7.26%	30,000	09/01/04	30,000
8 Year Unsecured Notes		6.88%	6.40%	125,000	02/01/05	125,000
7 Year Unsecured Notes		6.63%	4.99%	400,000	02/15/05	400,000
7 Year Unsecured Notes		8.00%	6.49%	100,000	07/19/05	100,000
8 Year Unsecured Notes		7.36%	7.69%	50,000	09/01/05	50,000
6 Year Unsecured Notes		8.38%	7.65%	500,000	03/15/06	500,000
9 Year Unsecured Notes		7.44%	7.74%	50,000	09/01/06	50,000
10 Year Unsecured Notes		7.13%	6.74%	100,000	12/01/06	100,000
9 Year Unsecured Notes		7.00%	6.80%	1,500	02/02/07	1,500
9 Year Unsecured Notes		6.88%	6.83%	25,000	04/30/07	25,000
9 Year Unsecured Notes		6.76%	6.76%	300,000	06/15/07	300,000
10 Year Unsecured Notes		7.41%	7.70%	50,000	09/01/07	50,000
7 Year Unsecured Notes		7.75%	7.91%	600,000	11/15/07	600,000
10 Year Unsecured Notes		6.75%	6.97%	150,000	01/15/08	150,000
10 Year Unsecured Notes		6.75%	7.01%	300,000	02/15/08	300,000
8 Year Unsecured Notes (b)		7.25%	7.64%	325,000	11/15/08	325,000
10 Year Unsecured Notes		6.80%	6.94%	500,000	01/15/09	500,000
10 Year Unsecured Notes		7.25%	7.14%	200,000	05/01/09	200,000
11 Year Unsecured Notes		7.13%	6.97%	150,000	07/01/09	150,000
10 Year Unsecured Notes		8.10%	8.22%	360,000	08/01/10	360,000
10 Year Unsecured Notes		7.65%	7.20%	200,000	12/15/10	200,000
10 Year Unsecured Notes		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year Unsecured Notes		6.75%	7.02%	500,000	02/15/12	500,000
10 Year Unsecured Notes		5.88%	5.98%	500,000	01/15/13	500,000
20 Year Unsecured Notes		7.88%	8.08%	25,000	12/01/16	25,000
20 Year Unsecured Notes		7.35%	8.08%	200,000	12/01/17	200,000
20 Year Unsecured Notes		7.25%	7.54%	250,000	02/15/18	250,000
30 Year Unsecured Notes		7.50%	8.24%	150,000	10/01/27	150,000
30 Year Unsecured Notes		7.25%	7.31%	225,000	06/15/28	225,000
30 Year Unsecured Notes		7.50%	7.55%	200,000	04/19/29	200,000
30 Year Unsecured Notes		7.88%	7.94%	300,000	07/15/31	300,000

Total Unsecured Notes		7.15%	6.98%	9,216,500		9,216,500	7.7

Total Consolidated Debt — Fixed		7.24%	7.13%	$11,674,257		$11,499,169	6.9

Total Consolidated Debt — Variable		1.88%	1.88%	$36,000		$36,000	1.3

Net discount on mortgage debt				(13,020)
Net premium on unsecured notes				32,517

Total Consolidated Debt		7.23%	7.11%	$11,729,754		$11,535,169	6.9

Joint Venture Debt
One Post Office	LIBOR + 45 bp	1.79%	1.79%	$55,000	08/01/03	$55,000
Key Center	LIBOR + 150 bp	2.77%	2.77%	47,533	11/10/03	48,000
Bank of America	LIBOR + 115 bp	2.43%	2.43%	97,695	12/14/04	97,695
SunTrust Center	LIBOR + 80 bp	2.21%	2.21%	12,500	12/14/04	12,500
1301 Avenue of the Americas — fixed rate		7.79%	8.01%	363,833	08/01/05	355,352
1301 Avenue of the Americas — variable rate	LIBOR + 400 bp	5.34%	5.59%	91,153	08/01/05	89,088
Bank One Center	LIBOR + 80 bp	2.21%	2.21%	16,250	12/14/05	16,250
Promenade II		7.84%	7.84%	43,507	10/01/06	39,325
Promenade II		6.90%	6.90%	9,823	10/01/06	9,391
Pasadena Towers		6.92%	6.92%	15,750	08/01/08	14,665
75-101 Federal Street		5.05%	5.05%	64,205	11/01/12	52,676

Company’s pro rata share of Joint Venture Debt		5.74%	5.87%	$817,249		$789,942	2.7

Total Consolidated and pro-rata share of Joint Venture Debt		7.13%	7.03%	$12,547,004		$12,325,111	6.6

(a)	Includes the effect of terminated interest rate protection and swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

(b)	The notes are exchangeable into Common Shares at an exchange rate of $34.00 per share. If the closing price at the time a holder exercises its exchange right is less than the exchange price of $34.00, the holder will receive, in lieu of Common Shares, cash in an amount equal to 97% of the product of the number of Common Shares into which the principal amount of notes subject to such exercise would otherwise be exchangeable and the current market price per Common Share.

Financial Highlights
Debt Maturity
March 31, 2003

Year	Consolidated Secured Debt	Unconsolidated Secured Debt	Unsecured Notes	Line of Credit	Total	All in/ Effective Rate (a)

		(Dollars in thousands)
2003	$59,402	$103,000	$400,000	$—	$562,402	6.60%
2004	409,721	110,195	880,000	—	1,399,916	5.68%
2005	537,602	460,690	675,000	—	1,673,292	6.84%
2006	321,734	48,716	650,000	—	1,020,450	7.41%
2007	221,731	—	976,500	—	1,198,231	7.58%
2008	116,860	14,665	775,000	—	906,525	7.29%
2009	360,799	—	850,000	—	1,210,799	7.25%
2010	180,000	—	560,000	—	740,000	8.01%
2011	69,608	—	1,100,000	—	1,169,608	6.87%
2012	41,212	52,676	500,000	—	593,888	6.76%
2013	—	—	500,000	—	500,000	5.98%
2016	—	—	25,000	—	25,000	8.08%
2017	—	—	200,000	—	200,000	8.08%
2018	—	—	250,000	—	250,000	7.54%
2027	—	—	150,000	—	150,000	8.24%
2028	—	—	225,000	—	225,000	7.31%
2029	—	—	200,000	—	200,000	7.55%
2031	—	—	300,000	—	300,000	7.94%

	$2,318,669	$789,942	$9,216,500	—	$12,325,111	7.03%

(a)	Includes the effect of terminated interest rate protection and swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

Financial Covenants under Unsecured Note Indentures

     Set forth below are the financial restrictions and requirements to which we are subject under our unsecured note indentures and our performance under each covenant as of March 31, 2003:

Covenants (in each case as defined in the respective indenture)	Actual Performance

Debt to Adjusted Total Assets may not exceed 0.60:1	0.47
Secured Debt to Adjusted Total Assets may not exceed 0.40:1	0.12
Consolidated Income Available for Debt Service to Annual Debt Service Charge may not be less than 1.50:1	2.66
Total Unencumbered Assets to Unsecured Debt may not be less than 1.50:1	2.22

Financial Highlights
Tenant Leasing Summary
March 31, 2003

For the three months ended March 31, 2003

Gross Leasing Activity
Office Properties:
Leasing Square Footage	5,685,331
Weighted Average Term	4.83
Industrial Properties:
Leasing Square Footage	263,080
Weighted Average Term	1.92
Total Properties:
Leasing Square Footage	5,948,411
Weighted Average Term	4.70

Rental Rate Changes (a) (Dollars presented on a per square foot basis)

Office Properties:	Including Straight	Excluding Straight
	Line Rents	Line Rents (b)

Rate on expiring leases	$28.58	$29.35
Rate on terminated leases	35.18	34.49

Rate on expiring and terminated leases	31.50	31.63
Rate on new and renewal leases	26.84	25.53

Change from expiring and terminated leases	$(4.66)	$(6.10)

% Change from expiring and terminated leases	-14.8%	-19.3%

Change from expiring leases only	$(1.74)	$(3.82)

% Change from expiring leases only	-6.1%	-13.0%

Industrial Properties:
Rate on expiring leases	$7.27	$8.39
Rate on terminated leases	14.27	14.72

Rate on expiring and terminated leases	7.99	9.04
Rate on new and renewal leases	4.57	4.51

Change from expiring and terminated leases	$(3.42)	$(4.53)

% Change from expiring and terminated leases	-42.8%	-50.1%

Change from expiring leases only	$(2.70)	$(3.88)

% Change from expiring leases only	-37.1%	-46.2%

(a)	The rental rates are presented on a weighted-average basis based on square footage.
(b)	Rental rates excluding straight-line rents represents the monthly contractual rent as of the reporting date multiplied by 12 month. This amount reflects total base rent and estimated expense reimbursements without regard to any rent abatements and contractual increases or decreases in rent.

Financial Highlights
Capital Improvements, Tenant Improvements and Leasing Commissions
March 31, 2003

Tenant Improvements and Lease Costs
     The amounts shown below represent the total tenant improvement and leasing commissions for leases which commenced during the period, regardless of when such costs were actually paid, which is a more useful measure of the total tenant improvement and leasing commission costs for the period presented.

	For the three months ended March 31, 2003

	(Dollars in thousands except
	per square foot amounts)

Consolidated Properties:		Total Cost per
Office Properties:	Total Costs	Square Foot Leased

Renewals	$23,818	$8.94
Retenanted	43,258	17.46

Total/Weighted Average	$67,076	$13.05

Industrial Properties:
Renewals	$145	$0.99
Retenanted	232	1.99

Total/Weighted Average	$377	$1.43

Unconsolidated Joint Ventures (a):
Renewals	$8,193	$36.99
Retenanted	2,157	25.46

Total/Weighted Average	$10,350	$33.80

(a)	Represents Equity Office’s share of unconsolidated joint venture tenant improvement and leasing costs. All joint ventures are office properties.

     The above information includes actual capital improvements incurred and tenant improvements and leasing commissions for leases which commenced during the period shown. The amounts included in the consolidated statement of cash flows represent the cash expenditures made during the period. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures as well as expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other. The reconciliation between the amounts above for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

Capital improvements:
Capital improvements	$5,040
Development costs	23,597
Redevelopment costs (a)	3,671

Total capital improvements	32,308

Tenant improvements and leasing commissions:
Office Properties	67,076
Industrial Properties	377

Total tenant improvements and leasing commissions	67,453

Total capital improvements, tenant improvements and leasing commissions	99,761
Timing differences and expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	(5,153)

Total capital improvements, tenant improvements and leasing commissions on the consolidated statement of cash flows	$94,608

(a) Redevelopment properties are Tabor Center, Polk & Taylor Buildings, Worldwide Plaza and 500-600 City Parkway.

Unconsolidated Properties (b):
Capital improvements	$275
Development costs	4,546

Total capital improvements	$4,821

(b) Amounts shown are Equity Office’s share of unconsolidated joint ventures. All joint ventures are office properties.

Reconciliation of Non-GAAP
Financial Information to Most
Directly Comparable GAAP
Financial Measure

Non-GAAP Disclosures
Funds From Operations
March 31, 2003

     Funds from Operation (“FFO”) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), to be an appropriate measure of performance for an equity REIT, for the reasons, and subject to the qualifications, specified in paragraph (a) below.

     The following table reflects the reconciliation of FFO to net income available for common shares, the most directly comparable GAAP measure, for the periods presented:

	For the three months ended

	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

	(Dollars in thousands except, per share data)
Net income available for Common Shares	$141,717	$171,632	$168,178	$166,481	$201,351
Add back (deduct):
Net income allocated to minority interests in EOP Partnership	17,314	20,485	20,266	21,171	27,283
Net gain on sale of unconsolidated joint venture	—	—	—	(150)	(279)
Real estate related depreciation and amortization (including Equity Office’s share of unconsolidated joint ventures)	182,885	180,918	178,131	181,933	176,397
Real estate related depreciation and amortization less net(gain)/loss on sales of real estate included in discontinued operations	(7,031)	(7,749)	(4,275)	(3,115)	5,887

Funds from Operations (a)	$334,885	$365,286	$362,300	$366,320	$410,639

CASH FLOW PROVIDED BY (USED FOR):
Operating Activities	$251,587	$342,241	$406,488	$363,639	$278,581
Investing Activities	(56,569)	(37,399)	(22,408)	(32,250)	177,230
Financing Activities	(190,166)	(701,905)	(228,786)	(334,987)	(213,094)

Net increase (decrease) in cash and cash equivalents	$4,852	($397,063)	$155,294	($3,598)	$242,717

Reconciliation of diluted earnings per share to diluted funds from operations per share:
Net income available for Common Shares	$0.35	$0.42	$0.40	$0.40	$0.48
Real estate related depreciation and amortization (including Equity Office’s share of unconsolidated joint ventures)	0.40	0.39	0.38	0.38	0.37
Real estate related depreciation and amortization less net (gain)/loss on sales of real estate included in discounted operations	(0.02)	(0.02)	(0.01)	(0.01)	0.01

Funds from operations available for average Common Shares (b)	$0.73	$0.79	$0.77	$0.78	$0.87

Weighted average Common Shares, Units and common share equivalents outstanding — Diluted	459,301,852	461,366,371	469,764,728	472,610,590	472,713,024

(a)  FFO is defined as net income, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties (which we believe includes impairments on properties held for sale), plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides investors with an indication of the ability of a company to incur and service debt, to make capital expenditures and to fund other cash needs. Equity Office computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of Equity Office’s financial performance or to cash flow from operating activities, determined in accordance with GAAP, as a measure of Equity Office’s liquidity, nor is it indicative of funds available to fund Equity Office’s cash needs, including its ability to make cash distributions.

(b)  FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED DISTRIBUTIONS	1.7	1.8	1.8	2.0	1.9

     The term “earnings” is the amount resulting from adding and subtracting the following items. Add the following: (a) Pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees, (b) fixed charges, (c) amortization of capitalized interest, (d) distributed income of equity investees, and (e) our share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges. From the total of the added items, subtract the following: (a) interest capitalized, (b) preference security dividend requirements of consolidated subsidiaries and (c) the minority interest in pre-tax income of subsidiaries that have not incurred fixed charges. Equity investees are investments that we account for using the equity method of accounting.

     The term “fixed charges” means the sum of the following: (a) interest expensed and capitalized, (b) amortized premiums, discounts and capitalized expenses related to indebtedness, (c) an estimate of the interest within rental expense, and (d) preference security dividend requirements of consolidated subsidiaries.

Non-GAAP Disclosures
Earnings Before Interest, Taxes, Depreciation and Amortization
March 31, 2003

     Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a non-GAAP financial measure and is presented because Equity Office considers EBITDA to be an indicative measure of its operating performance due to the significance of Equity Office’s long-lived assets and because this data can be used to measure Equity Office’s ability to service debt, fund capital expenditures and expand its business. However, this data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by generally accepted accounting principles (“GAAP”). In addition, EBITDA as calculated by Equity Office may not be comparable to similarly titled measures reported by other companies. Realized gain on sale of marketable securities, interest expense, depreciation and amortization, taxes, impairment on securities and other investments, impairment on assets held for sale, minority interests, net gain on sales of real estate, extraordinary items, cumulative effect of a change in accounting principle, put option settlements and preferred distributions for consolidated properties and unconsolidated joint ventures which are not reflected in the presentation of EBITDA, have been, and will or may be, incurred by Equity Office. Investors are cautioned that these excluded items are significant components in understanding and assessing Equity Office’s financial performance.

	For the three months ended

	3/31/2003	3/31/2002

	(Dollars in thousands)

Net income available for Common Shares	$141,717	$201,351
Addback (deduct):
Interest expense	205,323	204,487
Interest expense included in discontinued operations	236	334
Loan amortization	1,692	1,301
Loan amortization included in discontinued operations	(13)	(19)
Depreciation and lease amortization	174,286	167,571
Depreciation and lease amortization included in discontinued operations	246	2,883
Income taxes	996	7,006
Minority interests — EOP Partnership	17,314	27,283
Minority interests — partially owned properties	2,516	1,406
Income from investment in unconsolidated joint ventures	(20,764)	(57,628)
Equity Office’ share of EBITDA from its investment in unconsolidated joint ventures	45,789	84,147
Realized gain on sale of marketable securities	(8,143)	—
Gain / plus loss on sales of real estate included in discontinued operations	(7,277)	3,009
Preferred distributions	15,461	15,830

Earnings before interest, taxes, depreciation and amortization	$569,379	$658,961

Equity Office’ share of EBITDA from its investment in unconsolidated joint ventures is calculated as follows:
Income from investment in unconsolidated joint ventures	$20,764	$57,628
Equity Office’s share of:
Depreciation	12,776	13,763
Loan amortization	531	368
Interest expense	11,718	12,886
Net gain on sale of real estate	—	(279)
Cumulative effect of a change in accounting principle	—	(219)

Equity Office’ share of EBITDA from its investment in unconsolidated joint ventures	$45,789	$84,147

Portfolio Data

Portfolio Data
Portfolio Summary
March 31, 2003

Property Net Operating Income from Continuing Operations (“NOI”) and Square Feet

(See Segment Information on Page 6 for the calculation of Property Net Operating Income from Continuing Operations)

NOI by Type:
(dollars in thousands)	Office	Industrial	Total

Consolidated	$523,056	$9,595	$532,651
Unconsolidated Joint Ventures	46,242	—	46,242

Total	$569,298	$9,595	$578,893

	Square Feet	% Square Feet	% NOI	MSA’s

All Office Properties	125,548,024			31
CBD	51,868,437	41.3%	43.6%
Suburban	73,679,587	58.7%	56.4%

	CBD			Suburban			All Office Properties

	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI

Boston	9,112,912	7.3%	9.2%	3,905,065	3.1%	3.4%	13,017,977	10.4%	12.6%
San Francisco	4,796,176	3.8%	4.7%	6,108,784	4.9%	7.4%	10,904,960	8.7%	12.1%
San Jose	299,685	0.2%	0.4%	8,277,697	6.6%	10.9%	8,577,382	6.8%	11.3%
Seattle	5,145,138	4.1%	4.1%	4,809,074	3.8%	3.8%	9,954,212	7.9%	8.0%
New York	4,986,407	4.0%	7.2%	—	0.0%	0.0%	4,986,407	4.0%	7.2%
Chicago	6,634,939	5.3%	4.0%	4,555,249	3.6%	2.5%	11,190,188	8.9%	6.6%
Los Angeles	1,896,244	1.5%	1.6%	5,047,067	4.0%	4.1%	6,943,311	5.5%	5.7%
Washington D.C	2,299,073	1.8%	2.7%	3,742,137	3.0%	2.9%	6,041,210	4.8%	5.6%
Atlanta	1,989,632	1.6%	1.7%	5,793,560	4.6%	2.7%	7,783,192	6.2%	4.4%
Orange County	—	0.0%	0.0%	6,227,769	5.0%	4.2%	6,227,769	5.0%	4.2%
All Others	14,708,231	11.7%	7.9%	25,213,185	20.1%	14.4%	39,921,416	31.8%	22.3%
Total	51,868,437	41.3%	43.6%	73,679,587	58.7%	56.4%	125,548,024	100.0%	100.0%

Portfolio Data
Summary of MSAs
March 31, 2003

	MSA	State	Buildings	Square Feet	% Square Feet	%NOI

1	Boston	MA	55	13,017,977	10.4%	12.6%
2	San Francisco	CA	96	10,904,960	8.7%	12.1%
3	San Jose	CA	128	8,577,382	6.8%	11.3%
4	Seattle	WA	54	9,954,212	7.9%	8.0%
5	New York	NY	6	4,986,407	4.0%	7.2%
6	Chicago	IL	30	11,190,188	8.9%	6.6%
7	Los Angeles	CA	46	6,943,311	5.5%	5.7%
8	Washington D.C.	DC,VA	25	6,041,210	4.8%	5.6%
9	Atlanta	GA	44	7,783,192	6.2%	4.4%
10	Orange County	CA	38	6,227,769	5.0%	4.2%
11	Minneapolis	MN	4	2,933,008	2.3%	2.4%
12	San Diego	CA	22	2,607,934	2.1%	2.2%
13	Portland	OR	42	3,774,055	3.0%	2.1%
14	Oakland-East Bay	CA	19	3,050,814	2.4%	2.1%
15	Denver	CO	15	4,206,701	3.4%	2.0%
16	Sacramento	CA	37	2,595,626	2.1%	1.9%
17	Dallas	TX	14	4,237,044	3.4%	1.8%
18	Stamford	CT	8	1,814,149	1.4%	1.7%
19	Philadelphia	PA	13	2,528,078	2.0%	1.5%
20	New Orleans	LA	5	2,357,699	1.9%	1.1%
21	Houston	TX	7	2,734,362	2.2%	1.1%
22	Austin	TX	3	1,426,948	1.1%	1.0%
23	Cleveland	OH	1	1,270,204	1.0%	0.4%
24	Phoenix	AZ	2	605,295	0.5%	0.3%
25	San Antonio	TX	3	604,283	0.5%	0.2%
26	Charlotte	NC	1	583,424	0.5%	0.2%
27	Indianapolis	IN	2	1,057,877	0.8%	0.2%
28	Orlando	FL	1	640,741	0.5%	0.1%
29	Riverside	CA	4	274,327	0.2%	0.1%
30	Columbus	OH	2	379,752	0.3%	0.1%
31	Fort Worth	TX	2	239,095	0.2%	0.1%

	Total		729	125,548,024	100%	100%

The NOI percentages above are based on NOI for the first quarter of 2003 generated from properties owned as of March 31, 2003.

Portfolio Data
Occupancy Summary
March 31, 2003

Summary by MSA

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

Boston	11,793,983	211,248	1,012,746	13,017,977	90.6%	1.6%	7.8%	100.0%
San Francisco	8,396,778	226,585	2,281,597	10,904,960	77.0%	2.1%	20.9%	100.0%
San Jose	7,226,528	231,074	1,119,780	8,577,382	84.3%	2.7%	13.1%	100.0%
Seattle	8,665,926	221,346	1,066,940	9,954,212	87.1%	2.2%	10.7%	100.0%
New York	4,944,726	—	41,681	4,986,407	99.2%	0.0%	0.8%	100.0%
Chicago	9,992,361	163,890	1,033,937	11,190,188	89.3%	1.5%	9.2%	100.0%
Los Angeles	6,313,444	44,614	585,253	6,943,311	90.9%	0.6%	8.4%	100.0%
Washington D.C.	5,334,267	132,750	574,193	6,041,210	88.3%	2.2%	9.5%	100.0%
Atlanta	6,162,741	84,907	1,535,544	7,783,192	79.2%	1.1%	19.7%	100.0%
Orange County	5,596,599	106,753	524,417	6,227,769	89.9%	1.7%	8.4%	100.0%
All Others	35,072,962	563,795	4,284,659	39,921,416	87.9%	1.4%	10.7%	100.0%

Total	109,500,315	1,986,962	14,060,747	125,548,024	87.2%	1.6%	11.2%	100.0%

Summary CBD vs Suburban

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

CBD	47,267,725	655,051	3,945,661	51,868,437	91.1%	1.3%	7.6%	100.0%
Suburban	62,232,590	1,331,911	10,115,086	73,679,587	84.5%	1.8%	13.7%	100.0%

Total	109,500,315	1,986,962	14,060,747	125,548,024	87.2%	1.6%	11.2%	100.0%

Portfolio Data
25 Largest Tenants
March 31, 2003

Based on Annualized Rent (a)
		Weighted Average	Percentage of Office		Percentage of
		Remaining Lease Term	Portfolio Annualized	Aggregate Rentable	Aggregate Occupied
Tenant (b)	Number of Buildings	in Months (c)	Rent	Square Feet	Square Feet

General Services Administration	40	31	1.6%	2,170,104	2.0%
Price WaterhouseCoopers	8	72	1.5%	1,217,269	1.1%
Washington Mutual Bank	36	99	1.2%	1,478,706	1.4%
Siebel Systems	8	114	1.0%	742,323	0.7%
Marsh & McLennan Companies Inc.	16	68	1.0%	871,875	0.8%
Ogilvy and Mather	1	75	1.0%	587,212	0.5%
Brocade Communications	3	105	0.9%	496,532	0.5%
Wells Fargo Bank	24	99	0.9%	1,127,893	1.0%
State Street Bank	5	146	0.8%	536,125	0.5%
Cravath Swaine & Moore	1	77	0.7%	439,159	0.4%
Siemens	10	91	0.7%	510,637	0.5%
Xerox Corporation	5	87	0.6%	294,768	0.3%
Dewey Ballantine	1	90	0.6%	406,776	0.4%
HQ Global (d)	29	47	0.6%	716,048	0.7%
Regus (e)	14	86	0.6%	515,078	0.5%
Booz, Allen and Hamilton	5	94	0.6%	687,581	0.6%
Wachovia Corporation	22	50	0.6%	702,696	0.6%
Citigroup Inc.	33	36	0.6%	584,941	0.5%
AT&T	14	68	0.6%	672,039	0.6%
Credit Lyonnais	1	119	0.6%	363,997	0.3%
Accenture	8	57	0.5%	612,545	0.6%
U.S. Bancorp	7	122	0.5%	812,225	0.7%
Qwest Communications International	10	21	0.5%	886,072	0.8%
MFS Investment Management	1	119	0.5%	353,665	0.3%
IBM	9	46	0.5%	354,030	0.3%

Total \ Weighted Average (c)			19.4%	18,140,296	16.6%

(a)	Annualized rent is the monthly contractual rent under existing leases as of March 31, 2002 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31,2003. Total rent abatements for leases in place as of March 31, 2003, for the period from April 1, 2003 to March 31, 2004 are approximately $20.5 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.
(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.
(d)	Tenant is currently in bankruptcy.
(e)	Parent guarantor is in bankruptcy.

Portfolio Data
Tenant Lease Expiration (a)
March 31, 2003

(Dollars in thousands)	2003 and month
	to month (e)	2004	2005	2006	2007	2008

Boston
Square Feet (b)	723,585	1,107,600	1,307,912	820,493	1,401,622	1,191,938
% Square Feet (c)	5.6%	8.5%	10.0%	6.3%	10.8%	9.2%
Annualized Rent for occupied square feet (d)	$25,992	$38,383	$47,639	$28,354	$55,731	$45,713
Annualized Rent per Occupied Square Foot (d)	$35.92	$34.65	$36.42	$34.56	$39.76	$38.35

San Francisco
Square Feet (b)	724,010	1,089,460	1,384,939	1,237,855	1,089,641	858,010
% Square Feet (c)	6.6%	10.0%	12.7%	11.4%	10.0%	7.9%
Annualized Rent for occupied square feet (d)	$25,184	$39,462	$58,625	$56,411	$43,284	$41,570
Annualized Rent per Occupied Square Foot (d)	$34.78	$36.22	$42.33	$45.57	$39.72	$48.45

San Jose
Square Feet (b)	468,130	907,947	1,652,640	950,063	641,712	241,203
% Square Feet (c)	5.5%	10.6%	19.3%	11.1%	7.5%	2.8%
Annualized Rent for occupied square feet (d)	$16,564	$30,982	$51,832	$36,546	$25,707	$9,969
Annualized Rent per Occupied Square Foot (d)	$35.38	$34.12	$31.36	$38.47	$40.06	$41.33

Seattle
Square Feet (b)	1,216,140	1,113,365	1,161,107	900,106	642,844	668,689
% Square Feet (c)	12.2%	11.2%	11.7%	9.0%	6.5%	6.7%
Annualized Rent for occupied square feet (d)	$31,244	$31,821	$34,327	$26,375	$17,941	$18,540
Annualized Rent per Occupied Square Foot (d)	$25.69	$28.58	$29.56	$29.30	$27.91	$27.73

New York
Square Feet (b)	189,268	116,756	113,905	163,862	153,569	118,819
% Square Feet (c)	3.8%	2.3%	2.3%	3.3%	3.1%	2.4%
Annualized Rent for occupied square feet (d)	$6,892	$6,400	$6,047	$9,638	$7,403	$6,931
Annualized Rent per Occupied Square Foot (d)	$36.41	$54.82	$53.09	$58.82	$48.21	$58.33

Chicago
Square Feet (b)	1,003,821	1,056,517	1,071,242	1,250,004	801,392	1,492,716
% Square Feet (c)	9.0%	9.4%	9.6%	11.2%	7.2%	13.3%
Annualized Rent for occupied square feet (d)	$28,421	$29,770	$27,659	$35,060	$21,416	$43,725
Annualized Rent per Occupied Square Foot (d)	$28.31	$28.18	$25.82	$28.05	$26.72	$29.29

Los Angeles
Square Feet (b)	603,523	479,225	763,449	891,389	986,308	339,875
% Square Feet (c)	8.7%	6.9%	11.0%	12.8%	14.2%	4.9%
Annualized Rent for occupied square feet (d)	$16,271	$14,113	$23,294	$28,361	$33,783	$10,001
Annualized Rent per Occupied Square Foot (d)	$26.96	$29.45	$30.51	$31.82	$34.25	$29.43

Washington D.C.
Square Feet (b)	876,327	501,081	722,198	625,193	532,721	233,022
% Square Feet (c)	14.5%	8.3%	12.0%	10.3%	8.8%	3.9%
Annualized Rent for occupied square feet (d)	$24,770	$17,420	$26,675	$20,137	$14,109	$8,164
Annualized Rent per Occupied Square Foot (d)	$28.27	$34.76	$36.94	$32.21	$26.48	$35.03

Atlanta
Square Feet (b)	266,929	476,495	525,604	1,587,592	763,269	433,504
% Square Feet (c)	3.4%	6.1%	6.8%	20.4%	9.8%	5.6%
Annualized Rent for occupied square feet (d)	$5,693	$10,917	$12,656	$45,830	$16,702	$8,062
Annualized Rent per Occupied Square Foot (d)	$21.33	$22.91	$24.08	$28.87	$21.88	$18.60

Orange County
Square Feet (b)	625,750	782,014	1,082,331	757,067	835,770	1,005,921
% Square Feet (c)	10.0%	12.6%	17.4%	12.2%	13.4%	16.2%
Annualized Rent for occupied square feet (d)	$16,730	$20,605	$28,381	$19,620	$21,437	$22,433
Annualized Rent per Occupied Square Foot (d)	$26.74	$26.35	$26.22	$25.92	$25.65	$22.30

All Others
Square Feet (b)	3,469,274	5,219,644	4,750,870	5,607,219	4,591,227	3,277,146
% Square Feet (c)	8.7%	13.1%	11.9%	14.0%	11.5%	8.2%
Annualized Rent for occupied square feet (d)	$81,139	$113,287	$115,683	$132,310	$107,138	$72,299
Annualized Rent per Occupied Square Foot (d)	$23.39	$21.70	$24.35	$23.60	$23.34	$22.06

Total Portfolio
Square Feet (b)	10,166,757	12,850,104	14,536,197	14,790,843	12,440,075	9,860,843
% Square Feet (c)	8.1%	10.2%	11.6%	11.8%	9.9%	7.9%
Annualized Rent for occupied square feet (d)	$278,901	$353,160	$432,817	$438,643	$364,650	$287,407
Annualized Rent per Occupied Square Foot (d)	$27.43	$27.48	$29.78	$29.66	$29.31	$29.15

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands)
	2009	2010	2011	2012	Thereafter (f)	Totals

Boston
Square Feet (b)	936,666	1,144,202	253,433	1,080,100	1,826,432	11,793,983
% Square Feet (c)	7.2%	8.8%	1.9%	8.3%	14.0%	90.6%
Annualized Rent for occupied square feet (d)	$38,715	$44,382	$13,357	$42,422	$76,240	$456,928
Annualized Rent per Occupied Square Foot (d)	$41.33	$38.79	$52.71	$39.28	$41.74	$38.74

San Francisco
Square Feet (b)	396,809	690,735	286,208	45,280	593,831	8,396,778
% Square Feet (c)	3.6%	6.3%	2.6%	0.4%	5.4%	77.0%
Annualized Rent for occupied square feet (d)	$19,266	$38,347	$15,332	$1,130	$40,242	$378,853
Annualized Rent per Occupied Square Foot (d)	$48.55	$55.52	$53.57	$24.96	$67.77	$45.12

San Jose
Square Feet (b)	158,703	673,325	773,538	351,050	408,217	7,226,528
% Square Feet (c)	1.9%	7.9%	9.0%	4.1%	4.8%	84.3%
Annualized Rent for occupied square feet (d)	$5,184	$27,512	$45,010	$25,575	$18,685	$293,566
Annualized Rent per Occupied Square Foot (d)	$32.67	$40.86	$58.19	$72.85	$45.77	$40.62

Seattle
Square Feet (b)	598,472	728,083	476,168	380,426	780,526	8,665,926
% Square Feet (c)	6.0%	7.3%	4.8%	3.8%	7.8%	87.1%
Annualized Rent for occupied square feet (d)	$15,899	$22,097	$14,030	$10,366	$18,724	$241,364
Annualized Rent per Occupied Square Foot (d)	$26.57	$30.35	$29.46	$27.25	$23.99	$27.85

New York
Square Feet (b)	1,146,667	563,415	745,565	616,896	1,016,004	4,944,726
% Square Feet (c)	23.0%	11.3%	15.0%	12.4%	20.4%	99.2%
Annualized Rent for occupied square feet (d)	$61,763	$28,412	$36,181	$26,189	$55,524	$251,380
Annualized Rent per Occupied Square Foot (d)	$53.86	$50.43	$48.53	$42.45	$54.65	$50.84

Chicago
Square Feet (b)	640,834	947,291	422,173	568,161	738,210	9,992,361
% Square Feet (c)	5.7%	8.5%	3.8%	5.1%	6.6%	89.3%
Annualized Rent for occupied square feet (d)	$20,806	$24,758	$10,488	$16,194	$19,409	$277,706
Annualized Rent per Occupied Square Foot (d)	$32.47	$26.14	$24.84	$28.50	$26.29	$27.79

Los Angeles
Square Feet (b)	390,953	410,837	179,997	553,205	714,683	6,313,444
% Square Feet (c)	5.6%	5.9%	2.6%	8.0%	10.3%	90.9%
Annualized Rent for occupied square feet (d)	$9,572	$11,058	$5,342	$16,207	$18,755	$186,757
Annualized Rent per Occupied Square Foot (d)	$24.48	$26.92	$29.68	$29.30	$26.24	$29.58

Washington D.C.
Square Feet (b)	274,010	252,372	525,858	295,760	495,725	5,334,267
% Square Feet (c)	4.5%	4.2%	8.7%	4.9%	8.2%	88.3%
Annualized Rent for occupied square feet (d)	$8,753	$11,647	$18,128	$8,909	$17,113	$175,825
Annualized Rent per Occupied Square Foot (d)	$31.95	$46.15	$34.47	$30.12	$34.52	$32.96

Atlanta
Square Feet (b)	644,803	1,006,056	187,554	80,962	189,973	6,162,741
% Square Feet (c)	8.3%	12.9%	2.4%	1.0%	2.4%	79.2%
Annualized Rent for occupied square feet (d)	$19,227	$25,392	$4,677	$1,365	$2,579	$153,100
Annualized Rent per Occupied Square Foot (d)	$29.82	$25.24	$24.94	$16.86	$13.57	$24.84

Orange County
Square Feet (b)	148,372	63,030	72,786	114,571	108,987	5,596,599
% Square Feet (c)	2.4%	1.0%	1.2%	1.8%	1.8%	89.9%
Annualized Rent for occupied square feet (d)	$3,904	$1,634	$1,915	$2,715	$1,090	$140,464
Annualized Rent per Occupied Square Foot (d)	$26.31	$25.92	$26.30	$23.70	$10.00	$25.10

All Others
Square Feet (b)	2,329,610	1,248,731	740,354	909,000	2,929,887	35,072,962
% Square Feet (c)	5.8%	3.1%	1.9%	2.3%	7.3%	87.9%
Annualized Rent for occupied square feet (d)	$55,290	$30,610	$20,446	$20,474	$57,401	$806,077
Annualized Rent per Occupied Square Foot (d)	$23.73	$24.51	$27.62	$22.52	$19.59	$22.98

Total Portfolio
Square Feet (b)	7,665,899	7,728,077	4,663,634	4,995,411	9,802,475	109,500,315
% Square Feet (c)	6.1%	6.2%	3.7%	4.0%	7.8%	87.2%
Annualized Rent for occupied square feet (d)	$258,380	$265,850	$184,907	$171,547	$325,761	$3,362,023
Annualized Rent per Occupied Square Foot (d)	$33.71	$34.40	$39.65	$34.34	$33.23	$30.70

(a)	Based on the contractual termination date of the lease without regard to any early lease termination and/or renewal options.

(b)	Total net rentable square feet represented by expiring leases.

(c)	Percentage of total net rentable feet represented by expiring leases.

(d)	Annualized rent is the monthly contractual rent under existing leases as of March 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements form tenants as of March 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2003. Total rent abatements for leases in place as of March 31, 2003, for the period from April 1, 2003 to March 31, 2004 are approximately $20.5 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

(e)	Total square feet subject to month to month leases is approximately 1,396,793.

(f)	Management offices and building use square footage is included with no rent per square foot.

Portfolio Data
Rollover of Top 10 Markets- Based on Annualized Rent
March 31, 2003

	Percentage of Total Portfolio Rent Expiring

	Expiration Year

	2003	2004	2005	Total

Boston	0.77%	1.14%	1.42%	3.33%
San Francisco	0.75%	1.17%	1.74%	3.67%
San Jose	0.49%	0.92%	1.54%	2.96%
Seattle	0.93%	0.95%	1.02%	2.90%
New York	0.20%	0.19%	0.18%	0.58%
Chicago	0.85%	0.89%	0.82%	2.55%
Los Angeles	0.48%	0.42%	0.69%	1.60%
Washington D.C.	0.74%	0.52%	0.79%	2.05%
Atlanta	0.17%	0.32%	0.38%	0.87%
Orange County	0.50%	0.61%	0.84%	1.95%

Portfolio Data
Lease Distribution
March 31, 2003

		Percentage of Office		Percentage of Office	Annualized Rent per
	Total Occupied Square	Portfolio Occupied		Portfolio Annualized	Occupied Square Foot
Square Feet Under Lease	Feet (a)	Square Feet	Annualized Rent (b)	Rent (b)	(b)

2,500 or Less	4,962,642	4.6%	$140,465	4.2%	$28.30
2,501 - 5,000	7,660,453	7.1%	220,528	6.6%	28.79
5,001 - 7,500	6,519,949	6.0%	192,379	5.7%	29.51
7,501 - 10,000	4,990,856	4.6%	147,787	4.4%	29.61
10,001 - 20,000	15,590,297	14.4%	452,260	13.5%	29.01
20,001 - 40,000	17,755,361	16.4%	543,566	16.2%	30.61
40,001 - 60,000	10,391,038	9.6%	321,949	9.6%	30.98
60,001 - 100,000	11,327,755	10.5%	352,161	10.5%	31.09
100,001 or Greater	29,181,077	26.9%	990,926	29.5%	33.96

Total/Weighted Average	108,379,428	100.0%	$3,362,021	100.0%	$30.70

(a)	Reconciliation for total net rentable square feet for Office Properties is as follows:

	Square Footage	Percent of Total

Square footage occupied by tenants	108,379,428	86.3%
Square footage used for management offices and building use	1,120,887	0.9%

Total occupied square feet	109,500,315	87.2%

Leased and unoccupied square feet	1,986,962	1.6%
Unleased square feet	14,060,747	11.2%

Total rentable square feet	125,548,024	100.0%

(b)	Annualized rent is the monthly contractual rent under existing leases as of March 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2003. Total rent abatements for leases in place as of March 31, 2003, for the period from April 1, 2003 to March 31, 2004 are approximately $20.5 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

Portfolio Data
Portfolio by North American Industrial Classification System (“NAICS”) Code
March 31, 2003

			Percentage of
			Office Portfolio
		Occupied	Occupied
NAICS Code	Classification	Square Feet	Square Feet

541	Professional, Scientific and Technical Services	36,083,912	33.3%	(a)
521-525	Finance and Insurance	27,736,857	25.6%	(b)
511-514	Information	10,758,846	9.9%	(c)
311-339	Manufacturing	6,615,935	6.1%
561-562	Administrative and Support and Waste Management and Remediation Services	3,802,802	3.5%
921-928	Public Administration	3,658,001	3.4%
421-422	Wholesale Trade	3,004,244	2.8%
531-533	Real Estate, Rental and Leasing	2,254,722	2.1%
233-235	Construction	1,776,157	1.6%
621-624	Health Care and Social Assistance	1,616,021	1.5%
811-824	Other Services (except Public Administration)	1,638,509	1.5%
441-454	Retail Trade	1,388,168	1.3%
711-713	Arts, Entertainment and Recreation	1,263,972	1.2%
211-213	Mining	1,026,996	0.9%
221	Utilities	1,039,055	1.0%
721-722	Accommodation and Food Services	1,044,685	1.0%
481-493	Transportation and Warehousing	847,379	0.8%
611	Educational Services	793,952	0.7%
111-115	Agriculture, Forestry, Fishing and Hunting	131,278	0.1%
551	Management of Companies and Enterprises	132,222	0.1%
Other	Non-classified	1,765,715	1.6%

Square footage occupied by tenants		108,379,428	100%

(a) Professional, Scientific and Technical Services includes the following:

5411	Legal Services	14,327,893	13.2%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	3,527,600	3.3%
5413	Architectural, Engineering and Related Services	2,018,687	1.9%
5415	Computer Systems Design and Related Services	6,619,119	6.1%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,313,378	5.8%
	Other Professional, Scientific and Technical Services	3,277,235	3.0%

	Total Professional, Scientific and Technical Services	36,083,912	33.3%

(b) Finance and Insurance includes the following:

523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,088,731	7.5%
524	Insurance Carriers and Related Activities	7,257,465	6.7%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	7,509,997	6.9%
	Other Finance and Insurance	4,880,664	4.5%

	Total Finance and Insurance	27,736,857	25.6%

(c) Information includes the following:

511	Publishing Industries	3,897,991	3.6%
5133	Telecommunications	3,773,976	3.5%
	Other Information	3,086,879	2.8%

	Total Information	10,758,846	9.9%

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

ATLANTA REGION
Atlanta
Buckhead
Prominence in Buckhead		1	424,309	0.3%	99.5%
Downtown Atlanta
One Ninety One Peachtree Tower (b) (c)		1	1,215,288	1.0%	97.1%
Central Perimeter
Central Park		2	615,050	0.5%	55.1%
Lakeside Office Park		5	390,721	0.3%	80.1%
Perimeter Center		31	3,278,736	2.6%	69.8%
Midtown
Promenade II (c)		1	774,344	0.6%	95.8%
Northwest Atlanta
200 Galleria		1	438,273	0.3%	82.5%
Paces West		2	646,471	0.5%	79.8%
Charlotte
Uptown
Wachovia Center		1	583,424	0.5%	98.7%
Orlando
Downtown Orlando
SunTrust Center (c)		1	640,741	0.5%	91.8%

Atlanta Region Total/Weighted Average		46	9,007,357	7.2%	81.3%

BOSTON REGION
Boston
Back Bay/ Fenway
222 Berkeley Street (c)		1	519,608	0.4%	90.2%
500 Boylston Street (c)		1	706,864	0.6%	99.9%
E Cambridge/Kendall Square
One Canal Park		1	98,607	0.1%	83.5%
One Memorial Drive		1	352,905	0.3%	92.1%
Riverview I & II		2	263,892	0.2%	38.5%
Ten Canal Park		1	110,843	0.1%	100.0%
Financial District
100 Summer Street		1	1,034,605	0.8%	79.9%
125 Summer Street		1	463,603	0.4%	74.6%
150 Federal Street		1	529,730	0.4%	89.4%
175 Federal Street		1	207,366	0.2%	92.1%
2 Oliver Street-147 Milk Street		1	270,302	0.2%	91.8%
225 Franklin Street		1	916,722	0.7%	87.8%
28 State Street		1	570,040	0.5%	100.0%
75-101 Federal Street (d)		2	813,195	0.6%	91.4%
One Post Office Square (c)		1	765,296	0.6%	88.0%
Rowes Wharf (b) (c)		3	344,645	0.3%	89.3%
Russia Wharf		1	313,333	0.2%	90.9%
Sixty State Street (b) (e)		1	823,014	0.7%	100.0%
South Station (b)		1	184,183	0.1%	99.8%
North Station/Gov’t Ctr
Center Plaza		1	650,406	0.5%	98.5%
Burlington/Lowell
Crosby Corporate Center		6	336,601	0.3%	100.0%
Crosby Corporate Center II		3	257,528	0.2%	96.0%
New England Executive Park		8	756,228	0.6%	87.8%
New England Executive Park 17		1	56,890	0.0%	84.3%
The Tower at N.E.E.P.		1	199,860	0.2%	82.5%
Waltham/Watertown
175 Wyman		3	335,208	0.3%	100.0%
Newton/Brookline/Wellesley/Needham
Riverside Center		1	494,710	0.4%	100.0%
Wellesley Office Park 1-4		4	216,420	0.2%	78.6%
Wellesley 5-7		3	362,421	0.3%	99.0%
Wellesley 8		1	62,952	0.1%	100.0%

Boston Region Total/Weighted Average		55	13,017,977	10.4%	90.6%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

ATLANTA REGION
Atlanta
Buckhead
Prominence in Buckhead		$12,701	0.4%	$30.10
Downtown Atlanta
One Ninety One Peachtree Tower (b) (c)		39,193	1.2%	$33.22
Central Perimeter
Central Park		7,601	0.2%	$22.45
Lakeside Office Park		6,076	0.2%	$19.41
Perimeter Center		48,508	1.4%	$21.18
Midtown
Promenade II (c)		20,031	0.6%	$27.00
Northwest Atlanta
200 Galleria		8,498	0.3%	$23.50
Paces West		10,490	0.3%	$20.35
Charlotte
Uptown
Wachovia Center		7,607	0.2%	$13.21
Orlando
Downtown Orlando
SunTrust Center (c)		15,952	0.5%	$27.13

Atlanta Region Total/Weighted Average		176,657	5.3%	$24.11

BOSTON REGION
Boston
Back Bay/ Fenway
222 Berkeley Street (c)		20,767	0.6%	$44.33
500 Boylston Street (c)		32,234	1.0%	$45.64
E Cambridge/Kendall Square
One Canal Park		2,308	0.1%	$28.04
One Memorial Drive		13,398	0.4%	$41.20
Riverview I & II		4,658	0.1%	$45.88
Ten Canal Park		5,530	0.2%	$49.89
Financial District
100 Summer Street		30,293	0.9%	$36.64
125 Summer Street		15,800	0.5%	$45.67
150 Federal Street		19,787	0.6%	$41.78
175 Federal Street		7,247	0.2%	$37.96
2 Oliver Street-147 Milk Street		7,306	0.2%	$29.44
225 Franklin Street		41,267	1.2%	$51.25
28 State Street		27,054	0.8%	$47.46
75-101 Federal Street (d)		30,099	0.9%	$40.48
One Post Office Square (c)		30,451	0.9%	$45.20
Rowes Wharf (b) (c)		17,366	0.5%	$56.44
Russia Wharf		7,043	0.2%	$24.73
Sixty State Street (b) (e)		35,902	1.1%	$43.64
South Station (b)		6,405	0.2%	$34.83
North Station/Gov’t Ctr
Center Plaza		21,409	0.6%	$33.42
Burlington/Lowell
Crosby Corporate Center		6,821	0.2%	$20.27
Crosby Corporate Center II		6,337	0.2%	$25.64
New England Executive Park		17,978	0.5%	$27.08
New England Executive Park 17		1,342	0.0%	$28.00
The Tower at N.E.E.P.		4,483	0.1%	$27.20
Waltham/Watertown
175 Wyman		8,216	0.2%	$24.51
Newton/Brookline/Wellesley/Needham
Riverside Center		16,880	0.5%	$34.12
Wellesley Office Park 1-4		5,338	0.2%	$31.40
Wellesley 5-7		11,304	0.3%	$31.50
Wellesley 8		1,908	0.1%	$30.31

Boston Region Total/Weighted Average		456,930	13.6%	$38.74

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

CHICAGO REGION
Chicago
Central Loop
161 North Clark		1	1,010,520	0.8%	95.2%
30 North LaSalle (b)		1	909,245	0.7%	99.0%
West Loop
10 & 30 South Wacker Drive (c)		2	2,003,288	1.6%	88.5%
101 North Wacker		1	575,294	0.5%	91.7%
200 West Adams		1	677,222	0.5%	97.3%
Civic Opera House		1	841,778	0.7%	94.9%
One North Franklin		1	617,592	0.5%	88.7%
Central North
Corporate 500 Centre		4	655,872	0.5%	84.6%
Tri-State International		5	546,263	0.4%	71.5%
O’Hare
1700 Higgins Centre		1	134,283	0.1%	96.4%
Presidents Plaza		4	818,712	0.7%	86.4%
Eastern East/West Corridor
1111 West 22nd Street		1	224,847	0.2%	86.3%
Oakbrook Terrace Tower		1	772,928	0.6%	91.6%
One Lincoln Centre		1	294,972	0.2%	78.7%
Westbrook Corporate Center		5	1,107,372	0.9%	81.9%
Cleveland
Downtown
BP Tower		1	1,270,204	1.0%	75.5%
Columbus
Worthington
Community Corporate Center		1	250,169	0.2%	74.3%
One Crosswoods		1	129,583	0.1%	82.3%
Indianapolis
CBD
Bank One Center (b) (c)		2	1,057,877	0.8%	92.7%

Chicago Region Total/Weighted Average		35	13,898,021	11.1%	88.0%

DENVER REGION
Denver
Central Business District
410 17th Street		1	396,047	0.3%	78.8%
Denver Post Tower (b)		1	579,999	0.5%	80.1%
Dominion Plaza		1	571,468	0.5%	92.7%
Tabor Center		2	692,387	0.6%	90.6%
Trinity Place		1	189,163	0.2%	84.3%
Southeast
4949 South Syracuse		1	62,633	0.0%	88.3%
Denver Corporate Center II & III		2	375,139	0.3%	79.8%
Metropoint I		1	263,716	0.2%	75.4%
Metropoint II		1	150,673	0.1%	100.0%
Millennium Plaza		1	330,033	0.3%	100.0%
Terrace Building		1	115,408	0.1%	90.5%
The Quadrant		1	317,218	0.3%	65.8%
The Solarium		1	162,817	0.1%	79.1%
Minneapolis
I-494
Northland Plaza		1	296,967	0.2%	71.2%
Minneapolis CBD
LaSalle Plaza		1	588,908	0.5%	89.2%
Wells Fargo Center (c)		1	1,117,439	0.9%	97.7%
US Bancorp Center		1	929,694	0.7%	99.0%
Phoenix
Central Corridor
49 E. Thomas Road (f)		1	18,892	0.0%	28.3%
One Phoenix Plaza (g)		1	586,403	0.5%	100.0%

Denver Region Total/Weighted Average		21	7,745,004	6.2%	89.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

CHICAGO REGION
Chicago
Central Loop
161 North Clark		27,336	0.8%	$28.41
30 North LaSalle (b)		22,269	0.7%	$24.75
West Loop
10 & 30 South Wacker Drive (c)		64,311	1.9%	$36.28
101 North Wacker		13,381	0.4%	$25.36
200 West Adams		16,557	0.5%	$25.13
Civic Opera House		17,755	0.5%	$22.22
One North Franklin		16,991	0.5%	$31.01
Central North
Corporate 500 Centre		16,089	0.5%	$28.99
Tri-State International		9,384	0.3%	$24.03
O’Hare
1700 Higgins Centre		2,809	0.1%	$21.71
Presidents Plaza		17,192	0.5%	$24.29
Eastern East/West Corridor
1111 West 22nd Street		4,860	0.1%	$25.04
Oakbrook Terrace Tower		17,133	0.5%	$24.19
One Lincoln Centre		6,521	0.2%	$28.07
Westbrook Corporate Center		25,120	0.7%	$27.71
Cleveland
Downtown
BP Tower		17,664	0.5%	$18.42
Columbus
Worthington
Community Corporate Center		3,923	0.1%	$21.10
One Crosswoods		1,899	0.1%	$17.80
Indianapolis
CBD
Bank One Center (b) (c)		21,081	0.6%	$21.51

Chicago Region Total/Weighted Average		322,276	9.6%	$26.36

DENVER REGION
Denver
Central Business District
410 17th Street		5,660	0.2%	$18.13
Denver Post Tower (b)		9,281	0.3%	$19.98
Dominion Plaza		9,503	0.3%	$17.94
Tabor Center		16,693	0.5%	$26.60
Trinity Place		2,655	0.1%	$16.65
Southeast
4949 South Syracuse		1,063	0.0%	$19.22
Denver Corporate Center II & III		5,071	0.2%	$16.93
Metropoint I		4,273	0.1%	$21.50
Metropoint II		3,945	0.1%	$26.18
Millennium Plaza		8,028	0.2%	$24.32
Terrace Building		2,276	0.1%	$21.79
The Quadrant		4,199	0.1%	$20.12
The Solarium		2,583	0.1%	$20.06
Minneapolis
I-494
Northland Plaza		5,673	0.2%	$26.84
Minneapolis CBD
LaSalle Plaza		14,974	0.4%	$28.52
Wells Fargo Center (c)		21,541	0.6%	$19.74
US Bancorp Center		21,502	0.6%	$23.36
Phoenix
Central Corridor
49 E. Thomas Road (f)		59	0.0%	$11.10
One Phoenix Plaza (g)		8,202	0.2%	$13.99

Denver Region Total/Weighted Average		147,182	4.4%	$21.30

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

HOUSTON REGION
Austin
CBD
One American Center (b)		1	505,770	0.4%	69.0%
One Congress Plaza		1	517,849	0.4%	87.7%
San Jacinto Center		1	403,329	0.3%	88.4%
Dallas
Far North Dallas
Colonnade I & II		2	606,615	0.5%	92.7%
Colonnade III		1	377,639	0.3%	97.4%
Las Colinas
909 E. Las Colinas Boulevard		1	360,815	0.3%	60.5%
545 E. John Carpenter Freeway		1	369,134	0.3%	77.7%
LBJ Freeway
Four Forest Plaza (c)		1	394,324	0.3%	86.1%
Lakeside Square		1	397,328	0.3%	71.8%
North Central Plaza Three		1	346,575	0.3%	70.3%
Central Expressway
9400 NCX		1	379,556	0.3%	79.4%
Eighty Eighty Central		1	283,707	0.2%	93.7%
Preston Center
Preston Commons (c)		3	418,604	0.3%	92.3%
Sterling Plaza (c)		1	302,747	0.2%	91.6%
Ft. Worth
Fort Worth CBD
Summit Office Park		2	959,466	0.8%	84.4%
Houston
San Felipe/Voss
San Felipe Plaza (c)		1	797,971	0.6%	89.2%
Northwest
Brookhollow Central		3	194,801	0.2%	77.6%
North Belt
Intercontinental Center		1	207,908	0.2%	36.6%
Northborough Tower (c)		1	574,216	0.5%	85.2%
Westchase
2500 CityWest		1	545,157	0.4%	93.3%
New Orleans
CBD
LL&E Tower		1	619,714	0.5%	78.5%
Texaco Center		1	289,112	0.2%	89.8%
Metairie/ E. Jefferson
One Lakeway Center		1	440,826	0.4%	86.9%
Two Lakeway Center		1	462,890	0.4%	82.3%
Three Lakeway Center		1	168,637	0.1%	92.2%
San Antonio
Northwest
Colonnade I		1	241,248	0.2%	90.1%
Northwest Center		1	194,398	0.2%	81.9%
Union Square		1	239,095	0.2%	87.2%

Houston Region Total/Weighted Average		34	11,599,431	9.2%	83.6%

LOS ANGELES REGION
Los Angeles
Downtown LA
550 South Hope Street		1	566,434	0.5%	79.9%
Two California Plaza (b)		1	1,329,810	1.1%	97.3%
Fox Hills/Culver City
Sepulveda Center		1	171,365	0.1%	79.6%
Glendale
700 North Brand		1	202,531	0.2%	87.2%
Marina Del Ray
Marina Business Center Bldg 1-4		4	261,512	0.2%	93.8%
Mid-Counties LA
Cerritos Towne Center (b)		5	461,794	0.4%	96.1%
Pasadena
3280 E. Foothill Boulevard		1	150,951	0.1%	93.9%
790 Colorado		1	130,811	0.1%	89.2%
Century Square		1	205,653	0.2%	100.0%
Pasadena Financial		1	148,201	0.1%	97.9%
Pasadena Towers (c)		2	439,366	0.3%	96.2%
Santa Monica
2951 28th Street		1	85,000	0.1%	94.0%
429 Santa Monica		1	84,798	0.1%	74.4%
Arboretum Courtyard		1	139,103	0.1%	86.6%
Santa Monica Business Park (b) (c)		19	964,828	0.8%	86.4%
Searise Office Tower		1	124,116	0.1%	93.3%
Wilshire Palisades (b)		1	193,840	0.2%	88.7%
Westwood
10880 Wilshire Boulevard (b)		1	534,047	0.4%	83.3%
10960 Wilshire Boulevard		1	543,804	0.4%	93.4%
The Tower in Westwood		1	205,347	0.2%	94.8%
Orange County
Irvine Bus Ctr/Tustin/N Irvine
1920 Main Plaza		1	305,662	0.2%	95.6%
2010 Main Plaza		1	280,882	0.2%	66.7%
Inwood Park		1	157,480	0.1%	84.7%
Airport Complex
1201 Dove Street		1	78,340	0.1%	96.3%
18301 Von Karman (Apple Building)		1	219,537	0.2%	90.9%
18581 Teller		1	86,087	0.1%	33.6%
2600 Michelson		1	307,662	0.2%	93.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

HOUSTON REGION
Austin
CBD
One American Center (b)		9,909	0.3%	$28.39
One Congress Plaza		12,675	0.4%	$27.90
San Jacinto Center		10,461	0.3%	$29.35
Dallas
Far North Dallas
Colonnade I & II		13,683	0.4%	$24.34
Colonnade III		9,031	0.3%	$24.54
Las Colinas
909 E. Las Colinas Boulevard		4,535	0.1%	$20.77
545 E. John Carpenter Freeway		6,076	0.2%	$21.20
LBJ Freeway
Four Forest Plaza (c)		6,045	0.2%	$17.80
Lakeside Square		5,842	0.2%	$20.49
North Central Plaza Three		4,120	0.1%	$16.91
Central Expressway
9400 NCX		5,264	0.2%	$17.47
Eighty Eighty Central		5,191	0.2%	$19.53
Preston Center
Preston Commons (c)		8,184	0.2%	$21.17
Sterling Plaza (c)		6,072	0.2%	$21.90
Ft. Worth
Fort Worth CBD
Summit Office Park		16,502	0.5%	$20.38
Houston
San Felipe/Voss
San Felipe Plaza (c)		13,249	0.4%	$18.62
Northwest
Brookhollow Central		2,755	0.1%	$18.24
North Belt
Intercontinental Center		1,452	0.0%	$19.09
Northborough Tower (c)		10,904	0.3%	$22.30
Westchase
2500 CityWest		9,069	0.3%	$17.83
New Orleans
CBD
LL&E Tower		8,124	0.2%	$16.69
Texaco Center		4,834	0.1%	$18.62
Metairie/ E. Jefferson
One Lakeway Center		7,539	0.2%	$19.67
Two Lakeway Center		7,075	0.2%	$18.58
Three Lakeway Center		2,823	0.1%	$18.15
San Antonio
Northwest
Colonnade I		3,638	0.1%	$16.74
Northwest Center		3,212	0.1%	$20.16
Union Square		3,384	0.1%	$16.22

Houston Region Total/Weighted Average		201,647	6.0%	$20.81

LOS ANGELES REGION
Los Angeles
Downtown LA
550 South Hope Street		10,092	0.3%	$22.31
Two California Plaza (b)		38,383	1.1%	$29.65
Fox Hills/Culver City
Sepulveda Center		3,228	0.1%	$23.67
Glendale
700 North Brand		4,771	0.1%	$27.01
Marina Del Ray
Marina Business Center Bldg 1-4		5,966	0.2%	$24.32
Mid-Counties LA
Cerritos Towne Center (b)		10,819	0.3%	$24.37
Pasadena
3280 E. Foothill Boulevard		3,477	0.1%	$24.53
790 Colorado		3,120	0.1%	$26.74
Century Square		5,599	0.2%	$27.23
Pasadena Financial		3,961	0.1%	$27.31
Pasadena Towers (c)		12,462	0.4%	$29.48
Santa Monica
2951 28th Street		2,813	0.1%	$35.23
429 Santa Monica		2,249	0.1%	$35.67
Arboretum Courtyard		4,296	0.1%	$35.67
Santa Monica Business Park (b) (c)		23,784	0.7%	$28.52
Searise Office Tower		4,337	0.1%	$37.44
Wilshire Palisades (b)		8,147	0.2%	$47.39
Westwood
10880 Wilshire Boulevard (b)		15,787	0.5%	$35.49
10960 Wilshire Boulevard		16,615	0.5%	$32.71
The Tower in Westwood		6,848	0.2%	$35.18
Orange County
Irvine Bus Ctr/Tustin/N Irvine
1920 Main Plaza		8,951	0.3%	$30.62
2010 Main Plaza		5,404	0.2%	$28.83
Inwood Park		3,337	0.1%	$25.02
Airport Complex
1201 Dove Street		2,112	0.1%	$27.99
18301 Von Karman (Apple Building)		5,982	0.2%	$29.97
18581 Teller		600	0.0%	$20.74
2600 Michelson		8,345	0.2%	$29.02

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

Centerpointe Irvine I, II, & III		3	67,557	0.1%	86.8%
Fairchild Corporate Center		1	105,005	0.1%	97.8%
Tower 17		1	230,755	0.2%	84.5%
Anaheim Hills
East Hills Office Park		1	57,245	0.0%	88.1%
Anaheim Stadium Area
500 Orange Tower (h)		1	290,765	0.2%	92.7%
Stadium Towers		2	262,065	0.2%	93.5%
Brea
Brea Corporate Place (b) (c)		2	328,305	0.3%	99.3%
Brea Corporate Plaza (c)		1	118,483	0.1%	91.2%
Brea Financial Commons (c)		3	164,489	0.1%	100.0%
Brea Park Centre		3	167,032	0.1%	88.6%
Eastern Central County
1100 Executive Tower		1	366,747	0.3%	98.7%
Lincoln Town Center		1	215,003	0.2%	87.4%
Garden Grove
The City - 3800 Chapman		1	157,231	0.1%	100.0%
500-600 City Parkway		3	458,949	0.4%	91.1%
City Plaza		1	324,234	0.3%	97.3%
City Tower		1	409,412	0.3%	93.1%
Huntington-Seal Bchs/Westminster
Bixby Ranch		1	295,298	0.2%	83.4%
One Pacific Plaza		2	112,171	0.1%	82.6%
North Laguna Hills
Oakbrook Plaza		1	118,843	0.1%	82.2%
South Coast Metro
Griffin Towers		1	542,530	0.4%	85.9%
Riverside
Corona
Corona Corporate Center		1	46,227	0.0%	86.4%
Ontario/Upland/Montclair
Ontario Corporate Center		1	97,076	0.1%	85.8%
Ontario Gateway I		1	73,778	0.1%	94.0%
San Bernardino/Redlands
Regional Office Center III		1	57,246	0.0%	100.0%
San Diego
Carlsbad
Camino West Corporate Park		1	52,808	0.0%	83.7%
Carlsbad Airport Plaza		1	60,029	0.0%	94.1%
La Place Court		1	80,299	0.1%	87.3%
Pacific Ridge Corporate Centre		1	120,980	0.1%	100.0%
Pacific View Plaza		1	48,680	0.0%	95.9%
Miramar
Westridge		1	53,326	0.0%	100.0%
Mission Valley
Centerside II		1	286,940	0.2%	92.6%
N. University (UTC)
La Jolla Centre I & II		2	314,034	0.3%	75.5%
Nobel Corporate Plaza		1	102,686	0.1%	75.4%
Park Plaza		1	66,761	0.1%	100.0%
Smith Barney Tower		1	187,999	0.1%	95.6%
The Plaza at La Jolla Village (c)		5	635,419	0.5%	96.9%
Scipps Ranch
Bridge Pointe Corporate Centre I & II		2	372,653	0.3%	100.0%
Sorrento Mesa
Pacific Corporate Plaza		2	104,847	0.1%	100.0%
One Pacific Heights		1	120,473	0.1%	100.0%

Los Angeles Region Total/Weighted Average		110	16,053,341	12.8%	90.9%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

Centerpointe Irvine I, II, & III		1,272	0.0%	$21.70
Fairchild Corporate Center		2,512	0.1%	$24.48
Tower 17		5,566	0.2%	$28.54
Anaheim Hills
East Hills Office Park		1,271	0.0%	$25.20
Anaheim Stadium Area
500 Orange Tower (h)		6,254	0.2%	$23.20
Stadium Towers		5,840	0.2%	$23.84
Brea
Brea Corporate Place (b) (c)		8,622	0.3%	$26.46
Brea Corporate Plaza (c)		2,107	0.1%	$19.49
Brea Financial Commons (c)		3,967	0.1%	$24.12
Brea Park Centre		2,959	0.1%	$19.99
Eastern Central County
1100 Executive Tower		9,212	0.3%	$25.46
Lincoln Town Center		4,493	0.1%	$23.92
Garden Grove
The City - 3800 Chapman		3,033	0.1%	$19.29
500-600 City Parkway		8,145	0.2%	$19.49
City Plaza		7,200	0.2%	$22.82
City Tower		9,466	0.3%	$24.82
Huntington-Seal Bchs/Westminster
Bixby Ranch		6,304	0.2%	$25.59
One Pacific Plaza		2,293	0.1%	$24.76
North Laguna Hills
Oakbrook Plaza		2,600	0.1%	$26.63
South Coast Metro
Griffin Towers		12,617	0.4%	$27.07
Riverside
Corona
Corona Corporate Center		853	0.0%	$21.35
Ontario/Upland/Montclair
Ontario Corporate Center		1,332	0.0%	$15.99
Ontario Gateway I		1,263	0.0%	$18.21
San Bernardino/Redlands
Regional Office Center III		1,031	0.0%	$18.00
San Diego
Carlsbad
Camino West Corporate Park		1,048	0.0%	$23.70
Carlsbad Airport Plaza		1,404	0.0%	$24.86
La Place Court		1,533	0.0%	$21.86
Pacific Ridge Corporate Centre		3,082	0.1%	$25.47
Pacific View Plaza		1,167	0.0%	$25.02
Miramar
Westridge		897	0.0%	$16.83
Mission Valley
Centerside II		7,273	0.2%	$27.36
N. University (UTC)
La Jolla Centre I & II		7,385	0.2%	$31.15
Nobel Corporate Plaza		2,639	0.1%	$34.08
Park Plaza		2,048	0.1%	$30.68
Smith Barney Tower		6,741	0.2%	$37.50
The Plaza at La Jolla Village (c)		18,898	0.6%	$30.69
Scipps Ranch
Bridge Pointe Corporate Centre I & II		7,815	0.2%	$20.97
Sorrento Mesa
Pacific Corporate Plaza		1,774	0.1%	$16.92
One Pacific Heights		3,127	0.1%	$25.95

Los Angeles Region Total/Weighted Average		398,528	11.9%	$27.31

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

NEW YORK REGION
New York
Columbus Circle
WorldWide Plaza (i)		1	1,704,624	1.4%	99.0%
Park/Lexington
Park Avenue Tower (c)		1	568,060	0.5%	98.8%
Tower 56		1	163,830	0.1%	96.5%
Third Avenue
850 Third Avenue (c)		1	568,867	0.5%	98.6%
Madison Avenue
527 Madison Avenue		1	215,332	0.2%	98.0%
Rockefeller Center
1301 Avenue of Americas (c) (e)		1	1,765,694	1.4%	99.9%
Stamford
Shelton
Shelton Pointe		1	159,853	0.1%	79.3%
Stamford
177 Broad Street		1	188,029	0.1%	74.8%
300 Atlantic Street		1	270,497	0.2%	99.3%
Canterbury Green (b)		1	226,197	0.2%	98.6%
One Stamford Plaza		1	214,136	0.2%	93.3%
Two Stamford Plaza		1	251,510	0.2%	97.1%
Three Stamford Plaza		1	242,732	0.2%	78.7%
Four Stamford Plaza		1	261,195	0.2%	100.0%

New York Region Total/Weighted Average		14	6,800,556	5.4%	97.1%

SAN FRANCISCO REGION
San Francisco
Financial District
580 California		1	313,012	0.2%	85.7%
60 Spear Street		1	133,782	0.1%	83.3%
Maritime Plaza		1	534,874	0.4%	96.5%
One Market (b)		1	1,458,808	1.2%	81.2%
South Financial District
120 Montgomery		1	420,310	0.3%	80.0%
150 California		1	201,787	0.2%	80.7%
188 Embarcadero		1	85,432	0.1%	81.7%
201 California		1	240,546	0.2%	88.7%
201 Mission Street		1	483,289	0.4%	61.9%
301 Howard Street		1	307,396	0.2%	74.9%
One Post (c)		1	391,450	0.3%	91.1%
Foundry Square IV (c)		1	225,490	0.2%	75.6%
Burlingame
Bay Park Plaza I & II (b)		2	257,058	0.2%	92.1%
One Bay Plaza		1	176,533	0.1%	85.0%
Belmont/Foster City/Redwd Shr
Bayside Corporate Center		2	84,925	0.1%	26.7%
Metro Center (b)		4	712,982	0.6%	91.3%
Vintage Industrial Park		19	520,014	0.4%	84.4%
Vintage Park Office		3	138,143	0.1%	93.0%
Parkside Towers (j)		2	398,460	0.3%	0.8%
Towers@Shore Center (j)		2	335,960	0.3%	45.5%
Brisbane/Dally City
Sierra Point		1	99,150	0.1%	73.4%
Larkspur
Drake’s Landing		3	121,379	0.1%	97.2%
Larkspur Landing Office Park		3	189,289	0.2%	91.9%
Wood Island Office Complex		2	76,609	0.1%	97.1%
Redwood City/San Carlos
555 Twin Dolphin Plaza		1	198,494	0.2%	77.4%
Redwood Shores		1	78,022	0.1%	0.0%
Seaport Centre		13	465,955	0.4%	74.0%
Seaport Plaza		2	159,350	0.1%	50.0%
Skyway Landing I & II		2	241,694	0.2%	76.4%
San Bruno/Millbrae
Bayhill Office Center		4	514,265	0.4%	85.4%
San Mateo
Peninsula Office Park		7	488,578	0.4%	87.0%
San Mateo BayCenter I		1	121,224	0.1%	92.5%
San Mateo BayCenter II		1	120,335	0.1%	63.3%
San Mateo BayCenter III		1	62,029	0.0%	60.2%
Concar		2	231,963	0.2%	93.6%
San Rafael
San Rafael Corporate Center (c) (j)		2	155,318	0.1%	17.1%
Santa Rosa
Fountaingrove Center		3	161,055	0.1%	98.9%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

NEW YORK REGION
New York
Columbus Circle
WorldWide Plaza (i)		80,057	2.4%	$47.42
Park/Lexington
Park Avenue Tower (c)		33,228	1.0%	$59.19
Tower 56		9,598	0.3%	$60.69
Third Avenue
850 Third Avenue (c)		23,745	0.7%	$42.31
Madison Avenue
527 Madison Avenue		13,495	0.4%	$63.97
Rockefeller Center
1301 Avenue of Americas (c) (e)		91,258	2.7%	$51.71
Stamford
Shelton
Shelton Pointe		2,306	0.1%	$18.18
Stamford
177 Broad Street		4,359	0.1%	$30.99
300 Atlantic Street		9,152	0.3%	$34.09
Canterbury Green (b)		7,423	0.2%	$33.28
One Stamford Plaza		6,849	0.2%	$34.28
Two Stamford Plaza		8,473	0.3%	$34.69
Three Stamford Plaza		5,634	0.2%	$29.50
Four Stamford Plaza		7,020	0.2%	$26.88

New York Region Total/Weighted Average		302,597	9.0%	$45.85

SAN FRANCISCO REGION
San Francisco
Financial District
580 California		12,627	0.4%	$47.06
60 Spear Street		5,086	0.2%	$45.64
Maritime Plaza		20,332	0.6%	$39.40
One Market (b)		58,480	1.7%	$49.39
South Financial District
120 Montgomery		11,419	0.3%	$33.97
150 California		8,415	0.3%	$51.64
188 Embarcadero		2,841	0.1%	$40.71
201 California		9,722	0.3%	$45.54
201 Mission Street		10,985	0.3%	$36.74
301 Howard Street		7,853	0.2%	$34.12
One Post (c)		13,189	0.4%	$37.00
Foundry Square IV (c)		11,274	0.3%	$66.10
Burlingame
Bay Park Plaza I & II (b)		11,799	0.4%	$49.83
One Bay Plaza		5,617	0.2%	$37.42
Belmont/Foster City/Redwd Shr
Bayside Corporate Center		535	0.0%	$23.64
Metro Center (b)		32,367	1.0%	$49.71
Vintage Industrial Park		15,971	0.5%	$36.41
Vintage Park Office		4,860	0.1%	$37.85
Parkside Towers (j)		120	0.0%	$38.41
Towers@Shore Center (j)		12,560	0.4%	$82.08
Brisbane/Dally City
Sierra Point		2,536	0.1%	$34.83
Larkspur
Drake’s Landing		5,100	0.2%	$43.23
Larkspur Landing Office Park		6,845	0.2%	$39.33
Wood Island Office Complex		3,474	0.1%	$46.69
Redwood City/San Carlos
555 Twin Dolphin Plaza		8,653	0.3%	$56.34
Redwood Shores		0	0.0%	$0.00
Seaport Centre		11,978	0.4%	$34.76
Seaport Plaza		3,019	0.1%	$37.90
Skyway Landing I & II		10,192	0.3%	$55.23
San Bruno/Millbrae
Bayhill Office Center		16,036	0.5%	$36.49
San Mateo
Peninsula Office Park		22,025	0.7%	$51.84
San Mateo BayCenter I		4,347	0.1%	$38.75
San Mateo BayCenter II		3,924	0.1%	$51.50
San Mateo BayCenter III		2,505	0.1%	$67.11
Concar		17,191	0.5%	$79.18
San Rafael
San Rafael Corporate Center (c) (j)		1,113	0.0%	$41.89
Santa Rosa
Fountaingrove Center		3,861	0.1%	$24.25

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

Oakland-East Bay
Berkeley
Golden Bear Center		1	160,587	0.1%	76.8%
Concord
One & Two Corporate Centre		2	328,810	0.3%	87.4%
Emeryville
5813 Shellmound/5855 Christie		2	56,898	0.0%	97.5%
Watergate Office Towers		6	1,251,178	1.0%	85.2%
Lafayette/Morage/Orinda
Lafayette Terrace		1	47,392	0.0%	95.4%
Pleasanton
PeopleSoft Plaza		1	277,562	0.2%	75.4%
San Ramon
Norris Tech Center		3	260,825	0.2%	100.0%
One & Two ADP Plaza		2	300,249	0.2%	82.7%
Walnut Creek-BART/DT
Treat Towers		1	367,313	0.3%	100.0%
Sacramento
Downtown
Wells Fargo Center		1	502,365	0.4%	93.8%
Campus Commons
455 University Avenue		1	30,985	0.0%	100.0%
555 University Avenue		1	59,645	0.0%	98.4%
575 & 601 University Avenue		2	78,103	0.1%	94.2%
655 University Avenue		1	43,750	0.0%	96.9%
701 University Avenue		1	47,907	0.0%	100.0%
740 University Avenue		1	14,108	0.0%	100.0%
The Orchard		1	65,392	0.1%	88.9%
Folsom/El Dorado County
Parkshore Plaza I		2	114,356	0.1%	100.0%
Parkshore Plaza II		2	155,497	0.1%	99.0%
Highway 50 Corridor
Cal Center		1	118,172	0.1%	90.5%
Fidelity Plaza		2	76,628	0.1%	86.3%
Point West
Exposition Centre		1	72,985	0.1%	83.8%
Point West Commercentre		1	119,063	0.1%	88.7%
Point West Corporate Center I & II		2	144,890	0.1%	94.4%
Point West I — Response Road		1	46,885	0.0%	85.3%
Point West III — River Park Dr		1	72,088	0.1%	74.1%
Roseville/Rocklin
Douglas Corporate Center		2	102,847	0.1%	95.3%
Johnson Ranch Corp Centre I & II		5	179,990	0.1%	97.8%
Roseville Corporate Center		1	111,411	0.1%	100.0%
South Natomas
Gateway Oaks I		1	122,641	0.1%	84.4%
Gateway Oaks II		1	66,232	0.1%	92.3%
Gateway Oaks III		1	46,227	0.0%	92.2%
Gateway Oaks IV		1	81,876	0.1%	92.2%
Watt Ave
3600-3620 American River Drive		3	121,583	0.1%	97.0%

San Francisco Region Total/Weighted Average		152	16,551,400	13.2%	81.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

Oakland-East Bay
Berkeley
Golden Bear Center		4,061	0.1%	$32.92
Concord
One & Two Corporate Centre		7,873	0.2%	$27.40
Emeryville
5813 Shellmound/5855 Christie		634	0.0%	$11.43
Watergate Office Towers		34,697	1.0%	$32.54
Lafayette/Morage/Orinda
Lafayette Terrace		1,437	0.0%	$31.79
Pleasanton
PeopleSoft Plaza		5,910	0.2%	$28.25
San Ramon
Norris Tech Center		5,375	0.2%	$20.61
One & Two ADP Plaza		7,184	0.2%	$28.93
Walnut Creek-BART/DT
Treat Towers		13,829	0.4%	$37.65
Sacramento
Downtown
Wells Fargo Center		15,098	0.4%	$32.02
Campus Commons
455 University Avenue		666	0.0%	$21.51
555 University Avenue		1,297	0.0%	$22.09
575 & 601 University Avenue		1,499	0.0%	$20.37
655 University Avenue		931	0.0%	$21.97
701 University Avenue		1,158	0.0%	$24.18
740 University Avenue		298	0.0%	$21.12
The Orchard		1,197	0.0%	$20.59
Folsom/El Dorado County
Parkshore Plaza I		2,562	0.1%	$22.40
Parkshore Plaza II		3,527	0.1%	$22.91
Highway 50 Corridor
Cal Center		2,551	0.1%	$23.85
Fidelity Plaza		1,366	0.0%	$20.66
Point West
Exposition Centre		1,327	0.0%	$21.71
Point West Commercentre		2,547	0.1%	$24.11
Point West Corporate Center I & II		3,181	0.1%	$23.26
Point West I — Response Road		857	0.0%	$21.42
Point West III — River Park Dr		1,111	0.0%	$20.81
Roseville/Rocklin
Douglas Corporate Center		2,269	0.1%	$23.16
Johnson Ranch Corp Centre I & II		4,215	0.1%	$23.93
Roseville Corporate Center		2,829	0.1%	$25.39
South Natomas
Gateway Oaks I		2,374	0.1%	$22.92
Gateway Oaks II		1,504	0.0%	$24.61
Gateway Oaks III		1,055	0.0%	$24.74
Gateway Oaks IV		1,812	0.1%	$24.01
Watt Ave
3600-3620 American River Drive		2,848	0.1%	$24.15

San Francisco Region Total/Weighted Average		519,931	15.5%	$38.57

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

SAN JOSE REGION
San Jose
Downtown
10 Almaden		1	299,685	0.2%	98.1%
Campbell
Pruneyard Office Towers		3	354,772	0.3%	88.0%
Pruneyard Shopping Center		2	252,210	0.2%	98.2%
Cupertino
Cupertino Business Center		2	64,680	0.1%	0.0%
Menlo Park
2180 Sand Hill Road (k)		1	40,216	0.0%	81.4%
Milpitas
1900 McCarthy		1	80,709	0.1%	69.5%
California Circle II		3	95,774	0.1%	74.0%
Oak Creek I & II		2	70,943	0.1%	100.0%
Mountain View
Shoreline Technology Park		12	726,508	0.6%	62.7%
Meier Mountain View		8	270,448	0.2%	89.7%
Ravendale at Central		2	80,450	0.1%	50.7%
North San Jose
1740 Technology		1	198,099	0.2%	92.3%
2290 North First Street		1	75,381	0.1%	63.3%
Aspect Telecommunications		1	76,806	0.1%	100.0%
Central Park Plaza		6	304,241	0.2%	76.0%
Concourse		7	897,658	0.7%	86.5%
Creekside		4	241,019	0.2%	100.0%
Metro Plaza		2	416,006	0.3%	80.9%
North First Office Center		2	147,016	0.1%	100.0%
Ridder Park		1	83,841	0.1%	100.0%
San Jose Gateway		2	152,326	0.1%	77.3%
San Jose Gateway II		2	313,972	0.3%	51.7%
San Jose Gateway III		1	123,250	0.1%	100.0%
Skyport (County Building)		1	48,000	0.0%	100.0%
Skyport East and West		3	608,663	0.5%	89.7%
1871 The Alameda		1	44,287	0.0%	98.7%
Palo Alto
Embarcadero Place		4	192,081	0.2%	42.4%
Foothill Research Center (b)		4	192,120	0.2%	100.0%
Lockheed (b)		1	42,899	0.0%	100.0%
Palo Alto Square (b)		6	322,228	0.3%	95.6%
Xerox Campus (b)		5	205,593	0.2%	100.0%
Santa Clara
2727 Augustine		1	84,000	0.1%	100.0%
3001 Stender Way		1	61,825	0.0%	100.0%
3045 Stender Way		1	27,000	0.0%	100.0%
3281-3285 Scott Boulevard		1	48,000	0.0%	0.0%
Applied Materials I & II		2	181,850	0.1%	100.0%
Lake Marriott Business Park		7	401,402	0.3%	96.7%
Meier Central North		5	113,328	0.1%	74.2%
Meier Central South		6	149,003	0.1%	100.0%
Patrick Henry Drive		1	68,987	0.1%	100.0%
Santa Clara Office Center I		1	54,701	0.0%	66.9%
Santa Clara Office Center II		2	75,197	0.1%	88.3%
Santa Clara Office Center III		1	47,621	0.0%	68.8%
Santa Clara Office Center IV		1	5,290	0.0%	100.0%
Sunnyvale
Borregas Avenue		1	39,897	0.0%	60.7%
Meier Sunnyvale		1	22,400	0.0%	100.0%
Sunnyvale Business Center		4	175,000	0.1%	100.0%

San Jose Region Total/Weighted Average		128	8,577,382	6.8%	84.3%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

SAN JOSE REGION
San Jose
Downtown
10 Almaden		11,785	0.4%	$40.07
Campbell
Pruneyard Office Towers		11,049	0.3%	$35.38
Pruneyard Shopping Center		7,083	0.2%	$28.60
Cupertino
Cupertino Business Center		0	0.0%	$0.00
Menlo Park
2180 Sand Hill Road (k)		2,618	0.1%	$80.03
Milpitas
1900 McCarthy		1,538	0.0%	$27.42
California Circle II		1,322	0.0%	$18.66
Oak Creek I & II		1,208	0.0%	$17.03
Mountain View
Shoreline Technology Park		14,139	0.4%	$31.05
Meier Mountain View		11,534	0.3%	$47.53
Ravendale at Central		1,240	0.0%	$30.41
North San Jose
1740 Technology		7,715	0.2%	$42.18
2290 North First Street		1,248	0.0%	$26.14
Aspect Telecommunications		2,823	0.1%	$36.76
Central Park Plaza		7,617	0.2%	$32.93
Concourse		34,175	1.0%	$43.99
Creekside		6,723	0.2%	$27.89
Metro Plaza		12,696	0.4%	$37.72
North First Office Center		6,031	0.2%	$41.02
Ridder Park		1,648	0.0%	$19.65
San Jose Gateway		4,928	0.1%	$41.86
San Jose Gateway II		7,422	0.2%	$45.69
San Jose Gateway III		5,472	0.2%	$44.40
Skyport (County Building)		321	0.0%	$6.69
Skyport East and West		30,003	0.9%	$54.95
1871 The Alameda		1,480	0.0%	$33.87
Palo Alto
Embarcadero Place		2,949	0.1%	$36.24
Foothill Research Center (b)		14,036	0.4%	$73.06
Lockheed (b)		5,142	0.2%	$119.87
Palo Alto Square (b)		12,809	0.4%	$41.58
Xerox Campus (b)		19,737	0.6%	$96.00
Santa Clara
2727 Augustine		1,788	0.1%	$21.29
3001 Stender Way		1,150	0.0%	$18.60
3045 Stender Way		924	0.0%	$34.22
3281-3285 Scott Boulevard		0	0.0%	$0.00
Applied Materials I & II		2,039	0.1%	$11.21
Lake Marriott Business Park		9,621	0.3%	$24.78
Meier Central North		2,248	0.1%	$26.72
Meier Central South		3,255	0.1%	$21.84
Patrick Henry Drive		1,864	0.1%	$27.02
Santa Clara Office Center I		1,202	0.0%	$32.81
Santa Clara Office Center II		2,561	0.1%	$38.55
Santa Clara Office Center III		1,378	0.0%	$42.09
Santa Clara Office Center IV		188	0.0%	$35.63
Sunnyvale
Borregas Avenue		784	0.0%	$32.39
Meier Sunnyvale		256	0.0%	$11.41
Sunnyvale Business Center		15,817	0.5%	$90.39

San Jose Region Total/Weighted Average		293,566	8.7%	$40.62

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

SEATTLE REGION
Portland
Downtown
Benjamin Franklin Plaza		1	271,573	0.2%	86.2%
Congress Center (b)		1	369,120	0.3%	89.2%
One Pacific Square		1	228,247	0.2%	87.8%
Beaverton
Nimbus Corporate Center		16	689,797	0.5%	89.2%
Johns Landing
5550 Macadam Building		1	41,360	0.0%	100.0%
River Forum I & II		1	192,363	0.2%	84.0%
RiverSide Centre (Oregon) (b)		1	100,938	0.1%	88.9%
Kruseway
4000 Kruse Way Place		1	141,448	0.1%	88.5%
4004 Kruse Way Place		1	58,108	0.0%	95.6%
4800 Meadows (b)		1	74,352	0.1%	94.0%
4949 Meadows (b)		1	124,737	0.1%	77.1%
Kruse Oaks I (b)		1	91,690	0.1%	97.1%
Kruse Way Plaza I & II		2	101,366	0.1%	87.4%
Kruse Woods (b)		4	417,652	0.3%	90.7%
4900-5000 Meadows (b)		2	144,275	0.1%	86.0%
Washington Square
Lincoln Center		7	727,029	0.6%	85.2%
Seattle
Seattle CBD
1111 Third Avenue		1	558,822	0.4%	99.3%
Bank of America Tower (c)		2	1,537,932	1.2%	75.1%
Nordstrom Medical Tower		1	98,382	0.1%	91.0%
Second and Seneca		2	480,272	0.4%	100.0%
Second and Spring Building		1	130,421	0.1%	99.4%
Washington Mutual Tower (b) (c)		3	1,207,823	1.0%	97.3%
Wells Fargo Center		1	944,574	0.8%	96.5%
World Trade Center East		1	186,912	0.1%	98.6%
Bellevue CBD
110 Atrium Place		1	214,081	0.2%	67.0%
City Center Bellevue		1	472,585	0.4%	84.0%
Key Center (c)		1	472,929	0.4%	99.6%
One Bellevue Center (b)		1	360,729	0.3%	90.8%
Plaza Center		2	457,591	0.4%	81.2%
Plaza East		1	145,339	0.1%	77.9%
Rainier Plaza (b)		1	410,855	0.3%	73.1%
Suburban Bellevue
Bellefield Office Park		15	454,443	0.4%	87.2%
Bellevue Gateway I		1	111,257	0.1%	81.2%
Bellevue Gateway II		1	67,047	0.1%	88.4%
Gateway 405 Building		1	34,505	0.0%	93.6%
Main Street Building		1	38,729	0.0%	100.0%
520 Corridor
10700 Building (b)		1	60,218	0.0%	100.0%
I-90 Corridor
Eastgate Office Park		1	261,059	0.2%	78.1%
I-90 Bellevue		2	134,235	0.1%	100.0%
Lincoln Executive Center		2	106,597	0.1%	90.2%
Lincoln Executive Center II & III		3	171,941	0.1%	88.3%
Sunset North Corporate Campus		3	465,013	0.4%	76.2%
Mercer Island
Island Corporate Center		1	100,746	0.1%	78.1%
Renton/Tukwila
Southgate Office Plaza I & II		2	269,175	0.2%	61.8%

Seattle Region Total/Weighted Average		96	13,728,267	10.9%	87.3%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

SEATTLE REGION
Portland
Downtown
Benjamin Franklin Plaza		5,998	0.2%	$25.62
Congress Center (b)		7,029	0.2%	$21.36
One Pacific Square		4,374	0.1%	$21.82
Beaverton
Nimbus Corporate Center		8,556	0.3%	$13.90
Johns Landing
5550 Macadam Building		977	0.0%	$23.63
River Forum I & II		3,488	0.1%	$21.59
RiverSide Centre (Oregon) (b)		1,970	0.1%	$21.95
Kruseway
4000 Kruse Way Place		2,880	0.1%	$23.00
4004 Kruse Way Place		1,424	0.0%	$25.64
4800 Meadows (b)		1,955	0.1%	$27.98
4949 Meadows (b)		2,250	0.1%	$23.39
Kruse Oaks I (b)		2,377	0.1%	$26.71
Kruse Way Plaza I & II		1,940	0.1%	$21.90
Kruse Woods (b)		9,598	0.3%	$25.33
4900-5000 Meadows (b)		3,084	0.1%	$24.86
Washington Square
Lincoln Center		14,464	0.4%	$23.35
Seattle
Seattle CBD
1111 Third Avenue		14,998	0.4%	$27.03
Bank of America Tower (c)		35,227	1.0%	$30.50
Nordstrom Medical Tower		2,805	0.1%	$31.34
Second and Seneca		13,562	0.4%	$28.24
Second and Spring Building		3,494	0.1%	$26.96
Washington Mutual Tower (b) (c)		31,523	0.9%	$26.84
Wells Fargo Center		27,536	0.8%	$30.21
World Trade Center East		5,061	0.2%	$27.47
Bellevue CBD
110 Atrium Place		3,421	0.1%	$23.86
City Center Bellevue		10,468	0.3%	$26.36
Key Center (c)		15,125	0.4%	$32.12
One Bellevue Center (b)		8,101	0.2%	$24.73
Plaza Center		9,100	0.3%	$24.50
Plaza East		2,634	0.1%	$23.27
Rainier Plaza (b)		8,078	0.2%	$26.90
Suburban Bellevue
Bellefield Office Park		10,249	0.3%	$25.88
Bellevue Gateway I		2,573	0.1%	$28.49
Bellevue Gateway II		1,491	0.0%	$25.15
Gateway 405 Building		797	0.0%	$24.69
Main Street Building		1,250	0.0%	$32.26
520 Corridor
10700 Building (b)		2,266	0.1%	$37.62
I-90 Corridor
Eastgate Office Park		5,103	0.2%	$25.02
I-90 Bellevue		4,654	0.1%	$34.67
Lincoln Executive Center		2,594	0.1%	$26.99
Lincoln Executive Center II & III		3,821	0.1%	$25.17
Sunset North Corporate Campus		10,055	0.3%	$28.36
Mercer Island
Island Corporate Center		1,826	0.1%	$23.20
Renton/Tukwila
Southgate Office Plaza I & II		3,555	0.1%	$21.38

Seattle Region Total/Weighted Average		313,728	9.3%	$26.18

Portfolio Data
Office Property Statistics
March 31, 2003

				Percent of Office
		Number of	Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	Feet	Square Feet	Occupied

WASHINGTON, D.C. REGION
Philadelphia
Market Street West
1601 Market		1	681,289	0.5%	96.7%
1700 Market		1	841,172	0.7%	92.4%
Conshohocken
Four Falls		1	254,355	0.2%	93.5%
King of Prussia/Wayne
Oak Hill Plaza		1	164,360	0.1%	95.8%
Walnut Hill Plaza		1	150,571	0.1%	80.5%
Plymouth Mtg/Blue Bell
One Valley Square		1	70,290	0.1%	91.2%
Two Valley Square		1	70,622	0.1%	89.3%
Three Valley Square		1	84,605	0.1%	73.1%
Four & Five Valley Square		2	68,321	0.1%	100.0%
Main Line
One Devon Square (b)		1	73,267	0.1%	100.0%
Two Devon Square (b)		1	63,226	0.1%	72.2%
Three Devon Square (b)		1	6,000	0.0%	100.0%
Washington D.C.
CBD
1111 19th Street		1	252,014	0.2%	95.7%
1620 L Street		1	156,272	0.1%	98.1%
Army and Navy Club Building		1	102,822	0.1%	92.6%
One Lafayette Centre		1	314,634	0.3%	93.0%
Two Lafayette Centre		1	130,704	0.1%	80.6%
Three Lafayette Centre		1	259,441	0.2%	75.3%
East End
1333 H Street		1	244,585	0.2%	98.9%
Market Square (c)		2	681,051	0.5%	98.1%
Liberty Place		1	157,550	0.1%	100.0%
Pentagon City/ Crystal City
Polk and Taylor Buildings		2	902,322	0.7%	56.5%
Fairfax Center
Centerpointe I & II		2	407,186	0.3%	100.0%
Fair Oaks Plaza		1	177,559	0.1%	97.1%
Herndon
Northridge I		1	124,319	0.1%	100.0%
Reston
Reston Town Center		3	725,798	0.6%	88.4%
Rosslyn/Ballston
1300 North 17th Street		1	380,199	0.3%	85.8%
1616 North Fort Myer Drive		1	292,826	0.2%	93.5%
Tyson’s Corner
E. J. Randolph		1	164,906	0.1%	97.9%
E. J. Randolph II		1	125,646	0.1%	100.0%
John Marshall I		1	261,376	0.2%	100.0%
John Marshall III		1	180,000	0.1%	100.0%

Washington, D.C. Region Total/Weighted Average		38	8,569,288	6.8%	89.5%

Total/Weighted Average		729	125,548,024	100.0%	87.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office	Annualized Rent per
		occupied square feet	Portfolio	Occupied Square
Primary Market	Sub Market	(in thousands) (a)	Annualized Rent	Foot (a)

WASHINGTON, D.C. REGION
Philadelphia
Market Street West
1601 Market		13,886	0.4%	$21.07
1700 Market		17,933	0.5%	$23.08
Conshohocken
Four Falls		6,920	0.2%	$29.08
King of Prussia/Wayne
Oak Hill Plaza		3,362	0.1%	$21.35
Walnut Hill Plaza		2,937	0.1%	$24.23
Plymouth Mtg/Blue Bell
One Valley Square		1,367	0.0%	$21.33
Two Valley Square		1,263	0.0%	$20.02
Three Valley Square		1,313	0.0%	$21.23
Four & Five Valley Square		1,342	0.0%	$19.64
Main Line
One Devon Square (b)		1,681	0.0%	$22.94
Two Devon Square (b)		966	0.0%	$21.15
Three Devon Square (b)		189	0.0%	$31.42
Washington D.C.
CBD
1111 19th Street		7,866	0.2%	$32.60
1620 L Street		4,892	0.1%	$31.92
Army and Navy Club Building		4,214	0.1%	$44.27
One Lafayette Centre		10,339	0.3%	$35.33
Two Lafayette Centre		4,018	0.1%	$38.14
Three Lafayette Centre		7,142	0.2%	$36.56
East End
1333 H Street		8,261	0.2%	$34.16
Market Square (c)		31,893	0.9%	$47.74
Liberty Place		6,014	0.2%	$38.17
Pentagon City/ Crystal City
Polk and Taylor Buildings		14,095	0.4%	$27.66
Fairfax Center
Centerpointe I & II		9,078	0.3%	$22.30
Fair Oaks Plaza		4,215	0.1%	$24.45
Herndon
Northridge I		3,328	0.1%	$26.77
Reston
Reston Town Center		22,465	0.7%	$35.00
Rosslyn/Ballston
1300 North 17th Street		9,528	0.3%	$29.20
1616 North Fort Myer Drive		7,750	0.2%	$28.32
Tyson’s Corner
E. J. Randolph		4,289	0.1%	$26.56
E. J. Randolph II		4,186	0.1%	$33.32
John Marshall I		6,265	0.2%	$23.97
John Marshall III		5,987	0.2%	$33.26

Washington, D.C. Region Total/Weighted Average		228,981	6.8%	$29.86

Total/Weighted Average		$3,362,021	100.0%	$30.70

(a)	Annualized rent is the monthly contractual rent under existing leases as of March 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2003. Total rent abatements for leases in place as of March 31, 2003, for the period from April 1, 2003 to March 31, 2004 are approximately $20.5 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

(b)	All or a portion of this Office Property is held subject to a ground lease with the exception of Denver Post Tower which is subject to an air rights lease.

(c)	This Office Property is held in a partnership with an unaffiliated third party and, in the case of San Felipe Plaza, Concar and Foundry IV, an affiliated party.

(d)	This Office Property is held in a private real estate investment trust in which Equity Office owns 51.6% of the outstanding shares.

(e)	Equity Office’s interest, or partial interest in certain cases, in these Office Properties is primarily attributed to its ownership of indebtedness.

(f)	This Office Property was purchased in conjunction with the purchase of One Phoenix Plaza for the sole purpose of providing additional parking for the tenants of this building.

(g)	This Office Property is 100% leased to a single tenant on a triple net basis, whereby the tenant pays for certain operating expenses directly rather than reimbursing Equity Office. The amounts shown above for annualized rent include the amounts of reimbursement of expenses paid by Equity Office but do not make any adjustments for expenses paid directly by the tenant.

(h)	Equity Office owns the land and has an interest in the improvements at the Property through a joint venture with an unaffiliated party. In addition, Equity Office has a mortgage interest in such improvements.

(i)	Equity Office’s interest in the amenities component of this Office Property is primarily attributed to its ownership of mortgage indebtedness encumbering the theatre/plaza, retail, health club and parking facilities associated therewith.

(j)	The following development properties were placed in service as indicated below:

			As of March 31, 2003

	City, State	Placed in Service	% Occupied	% Leased

Towers@Shore Center	San Francisco, CA	October 2001	45.6%	48.6%
San Rafael Corporate Center	San Francisco, CA	November 2001	17.1%	17.1%
Parkside Towers	San Francisco, CA	December 2001	0.8%	0.8%

Not including these development properties placed in service, Equity Office’s occupancy would be 87.7%.

(k)	Although this building is located in the San Francisco MSA/Menlo Park submarket according to Torto Wheaton Research, for EOP leasing breakdown purposes this building is included in the San Jose region.

Portfolio Data
Industrial Property Statistics/ Building Square Footage Roll Forward
March 31, 2003

			Percent of Industrial		Annualized Rent for	Percent of	Annualized Rent
	Number of	Rentable	Portfolio Rentable		occupied square feet	Industrial Portfolio	per Occupied
Primary Market	Buildings	Square Feet	Square Feet	Percent Occupied	(in thousands) (a)	Annualized Rent	Square Foot (a)

Los Angeles	1	130,600	2.2%	95.4%	$431	0.9%	$3.46
Oakland-East Bay	47	3,921,186	66.4%	89.0%	27,783	57.0%	$7.97
San Jose	28	1,855,673	31.4%	81.1%	20,558	42.2%	$13.66

Total/Weighted Average	76	5,907,459	100%	86.6%	$48,772	100%	$9.53

(a)	Annualized rent is the monthly contractual rent under existing leases as of March 31, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2003. Total rent abatements for leases in place as of March 31, 2003, for the period from April 1, 2003 to March 31, 2004 are approximately $20.5 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

Building Square Footage Roll Forward

	Office Properties		Industrial Properties

		Total Square		Total Square
	Buildings	Feet	Buildings	Feet

Properties Owned as of:
December 31, 2002 (“Total Portfolio”)	734	125,725,399	77	5,967,759
Acquisitions	—	—	—	—
Dispositions	(6)	(437,473)	(1)	(60,300)
Developments placed in service	1	225,490	—	—
Building remeasurements	—	34,608	—	—

March 31, 2003 (“Total Portfolio”)	729	125,548,024	76	5,907,459

Office Market Data
Equity Office’s 20 Largest Markets
March 31, 2003

Net Absorption, Completions and Vacancy Rates (a)

(a)  Sources: Torto Wheaton Research and CoStar as of 1st Quarter 2003. Overall Vacancy Rate includes sublease space for all markets. Sublease space according to CoStar in the Top 20 markets was 3.8% as of 1st Quarter 2003.

Includes adjustments from World Trade Center losses in 2001 and 2002.

Office Market Data
Equity Office’s 20 Largest Markets Vacancy Rates
March 31, 2003

Vacancy Rates of All Office Space
Compared to Equity Office

	Overall Vacancy Rate for All	Direct Vacancy Rate for All	Equity Office's Direct Vacancy
	Office Space (a)	Office Space (b)	Rate for Office Space (c)

Boston	15.7%	10.5%	9.4%
San Francisco	20.3%	13.9%	23.0%
San Jose	20.1%	13.0%	15.7%
Seattle	15.5%	10.9%	12.9%
New York	9.6%	6.0%	0.8%
Chicago	17.6%	14.0%	10.7%
Los Angeles	16.6%	14.3%	9.1%
Washington D.C.	13.3%	9.4%	11.7%
Atlanta	22.3%	17.7%	20.8%
Orange County	17.0%	14.7%	10.1%
Minneapolis	18.8%	16.4%	6.3%
San Diego	14.0%	11.5%	6.7%
Portland	18.9%	15.0%	12.1%
Oakland-East Bay	15.7%	12.0%	12.7%
Denver	21.0%	16.8%	15.2%
Sacramento	13.9%	12.3%	6.7%
Dallas	27.3%	23.9%	16.6%
Stamford	17.9%	10.4%	8.8%
Philadelphia	15.5%	12.2%	7.6%
Houston	18.4%	15.1%	18.2%

Top 10 Markets	15.2%	11.2%	13.1%

All 20 Markets	16.6%	12.8%	12.7%

Markets ordered based on Equity Office’s Net Operating Income

(a)  Source: Torto Wheaton Research and CoStar as of 1st quarter 2003. Overall Vacancy includes sublease space for all markets. Sublease space according to CoStar in the Top 20 markets was 3.8% and 4.0% in the top 10 markets as of 1st quarter 2003.

(b)  Source: Torto Wheaton Research and CoStar as of 1st quarter 2003. Direct Vacancy excludes sublease space for all markets.

(c)  Equity Office’s Direct Vacancy Rate is as of March 31, 2003.

Forward – Looking Statements:

Estimates of future FFO and EPS are by definition, and certain other matters discussed in this release may be, forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of performance and we can give no assurance that our expectations will be realized. Our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in general economic conditions; the extent, duration and strength of any economic recovery; the extent of any tenant bankruptcies and insolvencies; our ability to maintain occupancy and to timely lease or re-lease space at current or anticipated rents; the amount of lease termination fees, if any; the cost and availability of debt and equity financing; our ability to refinance our debt at reasonable terms upon maturity; our ability to timely complete and lease current and future development projects, on budget and in accordance with expectations; our ability to realize anticipated cost savings from our EOPlus initiatives; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the SEC, including in our 2002 Form 10-K and Form 8-Ks filed with the SEC on February 12, 2002 and June 27, 2002. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.